SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 21
and
REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940
POST-EFFECTIVE AMENDMENT NO. 21

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 North State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices)

Registrant's Telephone Number - (360) 594-9900

Nicholas Kaiser, President
1300 North State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:
[X] Immediately upon filing pursuant to paragraph (b)
[ ] on _______ pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on _________ pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on _______ pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
[X] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE
This Post-Effective Amendment is supplemental to the annual update to Saturna Investment Trust's Registration Statement. It includes financial information updated for the fiscal year ended November 30, 2001. There are no material changes requiring disclosure update. This amendment is filed under rule 485(b) with an immediate effective date. A graphical PDF version of this filing is available at http://www.saturna.com/red.

Cross Reference Sheet
Form N-1A

Item

For Sextant Mutual Funds

1.	Part A (a) Front Cover Page (b) Back Cover Page	Prospectus Cover Page (when folded, constitutes both front and back)
2.	Risk/Return Summary	A Quick Look at Sextant Mutual Funds
3.	Fee Table	Fees and Expenses
4.	(a) Investment Objectives (b) Principal Investment Strategies (c) Risks	Investment Objectives Investment Strategies Risks
5.	Management's Discussion of Performance	Not applicable (in Annual Report)
6.	(a) Management (b) Capital Structure	Investment Adviser Not applicable (no restrictions)
7.	Shareowner information (a) Pricing of Fund Shares (b) Purchase of Fund Shares (c) Redemption of Funds Shares (d) Dividends and distributions (e) Tax Consequences	Pricing of Fund Shares How to Buy Shares How to Redeem Shares Dividends Tax Information
8.	Distribution arrangements	Investment Adviser
9.	Financial Highlights Information	Financial Highlights
	Part B	Statement of Additional Information
10.	Cover Page & Table of Contents	Cover Page Table of Contents
11.	Trust History	History of the Funds
12.	Fund Descriptions, Investments and Risks	Fund Descriptions, Investments and Risks
13.	Management of the Trust	Management of the Funds
14.	Control Persons and Principal Holders of Securities	Principal Holders of Securities
15.	Investment Advisory and Other Services	Investment Advisory and other Services
16.	Brokerage Allocation and Other Practices	Brokerage Allocation
17.	Capital Stock and Other Securities	Capital Stock
18.	Purchase, Redemptions and Pricing of Securities Being Offered	Purchase, Redemption and Pricing of Shares
19.	Taxation of the Trust	Taxation of the Funds
20.	Underwriters	Not applicable
21.	Calculations of Performance Data	Calculation of Performance Data
22.	Financial Statements	Financial Statements

Item

For Idaho Tax-Exempt Fund

	Part A	Prospectus
1.	(a) Front Cover Page (b) Back Cover Page	Cover Page (when folded, constitutes both front and back)
2.	Risk/Return Summary	A Quick Look at Idaho Tax-Exempt Fund
3.	Fee Table	Fees and Expenses
4.	(a) Investment Objectives (b) Principal Investment Strategies (c) Risks	Investment Objectives Investment Strategies Risks
5.	Management's Discussion of Performance	Not applicable (in Annual Report)
6.	(a) Management (b) Capital Structure	Investment Adviser Not applicable (no restrictions)
7.	Shareowner information (a) Pricing of Fund Shares (b) Purchase of Fund Shares (c) Redemption of Funds Shares (d) Dividends and distributions (e) Tax Consequences	Pricing of Fund Shares How to Buy Shares How to Redeem Shares Dividends Tax Information
8.	Distribution arrangements	Investment Adviser
9.	Financial Highlights Information	Financial Highlights
	Part B	Statement of Additional Information
10.	Cover Page & Table of Contents	Cover Page Table of Contents
11.	Trust History	Fund History
12.	Fund Descriptions, Investments and Risks	Fund Descriptions, Investments and Risks
13.	Management of the Trust	Management of the Fund
14.	Control Persons and Principal Holders of Securities	Principal Holders of Securities
15.	Investment Advisory and Other Services	Investment Advisory and other services
16.	Brokerage Allocation and Other Practices	Brokerage Allocation
17.	Capital Stock and Other Securities	Capital Stock
18.	Purchase, Redemptions and Pricing of Securities Being Offered	Purchase, Redemption and Pricing of Shares
19.	Taxation of the Trust	Taxation of the Fund
20.	Underwriters	Not applicable
21.	Calculations of Performance Data	Calculation of Performance Data
22.	Financial Statements	Financial Statements
Part C
23.	Exhibits	Exhibits
24.	Control Persons	Persons Controlled by or Under Common Control with Registrant
25.	Indemnification	Indemnification
26.	Business and other Connections	Business and Other Connections of Investment Adviser
27.	Principal Underwriters	Principal Underwriters
28.	Records	Location of Accounts and Records
29.	Management Services	Management Services
30.	Undertakings	Undertakings

PART A

PROSPECTUS

Saturna Investment Trust offers four no-load Sextant mutual funds:

Sextant Growth Fund
Sextant International Fund
Sextant Short-Term Bond Fund
Sextant Bond Income Fund

Additional information about each Fund's investments and operations is available in the Funds' annual and semi-annual shareowner reports. The Funds' annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. A Statement of Additional Information contains more details, and is incorporated in this Prospectus by reference.

These documents and other information are available without charge, upon request, and shareowners may make inquiries, from:

(graphic omitted)

1300 N. State Street
Bellingham, Washington 98225

http://www.saturna.com
E-mail: sextant@saturna.com

800-SATURNA

[800-728-8762]
or
1-888-732-6262
(automated services)

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington DC (call 800-SEC-0330 for information). Reports and other information about the Funds are also available at the SEC's website (http://www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington DC 20549-6009. Saturna Investment Trust's Investment Company Act file number is 811-05071.

Growth Fund
International Fund
Short-Term Bond Fund
Bond Income Fund

Sextant
Mutual Funds

(graphic omitted)

The Securities and Exchange Commission or any state securities authority has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PROSPECTUS
March 27, 2002

Risk / Return Summary of the Sextant Mutual Funds

Fund Investment Goals
STOCKS:	Growth Fund - long-term capital growth International Fund - long-term capital growth
BONDS:	Short-Term Bond Fund - capital preservation and current income Bond Income Fund - current income

Principal Investment Strategies

Growth Fund primarily invests in common stocks of U.S. companies. The International Fund, in contrast, invests primarily in foreign common stocks. The Funds diversify their investments across industries and companies, and generally follow a value investment style. The Funds favor companies trading for less than the adviser's assessment of intrinsic value, which typically means companies with low price/earning multiples, low price to cash flow, and higher dividend yields. The Growth Fund may invest in securities of smaller or newer companies as well as those of well-seasoned companies of any size. The International Fund diversifies its investments among many countries, favoring those with mature markets (such as Europe and Canada). It currently limits its investments to those securities of foreign issuers that trade and settle in the U.S. (such as American Depository Receipts). These two Funds are not designed for investors seeking current income, and do not ordinarily invest in debt securities (bonds).

Short-Term Bond Fund invests primarily in marketable short-term debt securities. Under normal circumstances the Fund's dollar-weighted average maturity does not exceed three years. Sextant Bond Income Fund invests primarily in marketable debt securities. The Fund's current policy is to maintain a dollar-weighted average maturity of ten years or more. Both Funds invest at least 65% of assets in bonds rated within the three highest grades (AAA, AA or A); and may not invest in a security rated at time of purchase below the fourth highest grade (BBB).

Principal Risks of Investing in the Funds

The value of Fund shares rise and fall as the value of the stocks and bonds in which the Fund invests goes up and down. Only consider investing in a Sextant Fund if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Funds invest.

The Growth Fund may invest in smaller companies, which involve higher investment risks in that they often have limited product lines, markets and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies.

The International Fund involves risks not typically associated with investing in U.S. securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and lack of uniform financial, social and political standards. Foreign countries have risk of confiscatory taxation, seizure or nationalization of assets, establishment of exchange controls, adoption of government restrictions, or adverse political or social developments that affet investments.

The risks inherent in the Short-Term Bond and Bond Income Funds depend primarily on the terms and quality of the obligations in each Fund's portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities usually are more sensitive to interest rate changes than bonds with shorter maturities. Both Funds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Variability of Returns

These bar charts and tables provide an indication of the risks of investing in the Funds by showing changes in Fund performance from year to year and by showing how each Fund's average annual returns compare to those of broad-based market indices. A Fund's past performance (before and after taxes+ - see top of page 4) is not necessarily an indication of how a Fund will perform in the future.

(bar chart omitted)

Note:	Highest return for a quarter was +28.3% (quarter ending December 31, 1999)
Lowest return for a quarter was -23.8% (quarter ending March 30, 2001)
Sextant Growth Fund Annual Average Total Returns
(for the periods ending December 31, 2001)	1 Year	5 Years	10 Years
Return before taxes	-11.99%	13.92%	9.99%
Return after taxes on distributions+	-11.99%	12.91%	9.41%
Return after taxes on distributions and Sale of Fund shares	-9.59%	12.51%	6.25%
S&P 500*	-11.89%	10.69%	12.91%
*The S&P 500® is the Standard & Poor's Composite Index of 500 stocks, an unmanaged index of common stock prices.

(bar chart omitted)

Note:	Highest return for a quarter was +33.4% (quarter ending December 31, 1999)
Lowest return for a quarter was -24.6% (quarter ending September 30, 1998)
Sextant International Fund Annual Average Total Returns
(for the periods ending December 31, 2001)	1 Year	5 Years	Life of Fund
Return before taxes	-14.77%	6.55%	8.12%
Return after taxes on distributions+	-14.85%	5.862%	7.53%
Return after taxes on distributions and Sale of Fund shares	-11.86%	4.97%	6.39%
AMEX International Index*	-19.76%	2.87%	5.78%
*The AMEX International Index® is a capitalization-weighted index of 50 American Depository Receipts.

(bar chart omitted)

Note:	Highest return for a quarter was +3.7% (quarter ending September 28, 2001)
Lowest return for a quarter was -0.4% (quarter ending March 29, 1996)
Sextant Short-Term Bond Fund Annual Average Total Returns
(for the periods ending December 31, 2001)	1 Year	5 Years	Life of Fund
Return before taxes	7.57%	6.00%	5.71%
Return after taxes on distributions+	5.35%	3.76%	3.52%
Return after taxes on distributions and Sale of Fund shares	4.92%	3.43%	3.18%
Salomon Gov./Corp 1-3 Index*	8.83%	6.76%	6.63%
*The Salomon Smith Barney Government-sponsored/Corporate Bonds (1-3 year maturities) Index is an unmanaged index of investment-grade short-term bond prices.

(bar chart omitted)

Note:	Highest return for a quarter was +7.7% (quarter ending March 31, 1995)
Lowest return for a quarter was -6.1% (quarter ending March 29, 1996)
Sextant Bond Income Fund Annual Average Total Returns
(for the periods ending December 31, 2001)	1 Year	5 Years	Life of Fund
Return before taxes	9.41%	7.18%	5.56%
Return after taxes on distributions+	6.69%	4.52%	3.71%
Return after taxes on distributions and Sale of Fund shares	6.09%	4.07%	3.15%
Salomon BIG Index*	8.52%	7.43%	6.63%
*The Salomon Broad Investment-Grade Bond Index is an unmanaged index of investment-grade, medium and long-term bond prices.

+ After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. These after-tax illustrations are not relevant to retirement plan, corporate, trust or other investors taxed at special rates. In loss periods, the average after-tax total return may be higher than average annual total return because of an assumed credit against other income.

Investment Results

Shareowners receive a financial report showing the investment returns, portfolios, income and expenses of each Fund every six months. Investors may obtain current share prices daily by calling 888/732-6262, on electronic quotation systems, or by accessing the Internet at www.saturna.com.

Fees and Expenses

This table describes the fees and expenses that Fund shareowners may pay if they buy and hold shares of a Fund. There are no shareowner fees (fees paid directly from an investment). The Funds impose no sales charge (load) on purchases or reinvested dividends, no distribution fees, or any deferred sales charge (load) upon redemption. There are no exchange fees, redemption fees, or account fees. There are no fees charged to retirement plan accounts. The following table illustrates operating expenses of the Funds for the fiscal year ending November 30, 2001.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

	GROWTH	INTER- NATIONAL	SHORT-TERM BOND	BOND INCOME
Management Fees	0.44%	0.66%	0.60%	0.60%
Distribution (12b-1) Fees	NONE	NONE	NONE	NONE
Other Expenses	0.40%	0.58%	0.45%	0.40%
Annual Fund Operating Expenses	0.84%	1.24%	1.05%	1.00%
Management Fee Waivers	0.00%	0.00%	-0.35%	-0.62%
Net Annual Operating Expenses*	0.84%	1.24%	0.70%	0.38%
*Earnings credits for custody fees further reduced operating expenses and are not reflected above. Through 3/31/2003, management fees for the bond funds are contractually waived when assets are less than $2 million and expenses capped at 0.60%.

Expenses Example

The example below is intended to help investors compare the cost of investing in a Sextant Fund with the cost of investing in other mutual funds.

The example assumes an investor invests $10,000 in a Fund for the years indicated and then redeems at the end of those years. The example also assumes that the investment has a 5% net return each year and that the Fund's "Annual Fund Operating Expenses" shown above (without fee waivers or credits or variation for performance) remain the same. Although actual costs may be higher or lower, based on these assumptions, an investor's cumulative expenses would be:

	GROWTH	INTER- NATIONAL	SHORT-TERM BOND	BOND INCOME
1 Year Total	$89	$132	$111	$106
3 Year Total	$280	$416	$351	$334
5 Year Total	$491	$728	$616	$586
10 Year Total	$1119	$1658	$1401	$1334

Investment Objectives
Growth Fund	seeks long-term capital appreciation
International Fund	seeks long-term capital appreciation
Short-Term Bond Fund	seeks capital preservation and current income
Bond Income Fund	seeks current income
The Sextant Funds provide basic elements to build a low-expense, balanced investment program.

Growth Fund (graphic omitted)
invests in a diversified portfolio of U.S. common stocks, securities convertible into common stocks, and preferred stocks. It may invest in securities of smaller or newer companies as well as well-seasoned companies of any size.

International Fund (graphic omitted)
invests in a diversified portfolio of foreign common stocks and other equity-type securities (such assecurities convertible into common stock and preferred stocks). The Fund diversifies its investments geographically and by type of securities based on the adviser's evaluation of economic, market, and political trends outside the U.S. The Fund ordinarily invests in securities of at least three countries outside the U.S. It limits investments to those securities of foreign issuers that trade and settle in the U.S., such as American Depository Receipts (ADRs).

These two STOCK funds emphasize a value approach to investing. The manager looks for securities it believes offer favorable possibilities for capital appreciation over the next one to four years. In selecting securities, the manager considers factors such as growth in revenues and earnings, relative price to earnings and price to book value ratios, industry position and outlook, and its assessment of management. The Funds seek tax-efficiency for their shareowners and reduced trading expenses by limiting portfolio trading.

These Funds may take temporary defensive positions that are inconsistent with a Fund's principal common stock investment strategies to protect principal in adverse market conditions, but which could reduce returns if stock prices are increasing. Taking a temporary defensive position may keep a Fund from obtaining its investment objective.

Short-Term Bond Fund	invests at least 65% of its assets in marketable short-term debt securities. Its dollar-weighted average effective maturity* normally does not exceed three years.
Bond Income Fund	invests at least 65% of its assets in marketable debt securities. Its dollar-weighted average effective maturity* normally exceeds 10 years.
• • • •

These two BOND funds normally invest in:

Corporate bonds, meaning marketable debt securities payable in U.S. dollars, rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, or Baa) or by Standard & Poor's Corporation (AAA, AA, A or BBB);

U.S. Government securities;

High quality commercial paper; and

Bank obligations, including repurchase agreements of banks, having total assets in excess of $1 billion.

*The sum of the market value of each bond times its number of years to anticipated maturity, divided by the portfolio's total market value

Risks
Growth Fund	Smaller, high growth companies involve higher investment risks in that they often have limited product lines, markets and resources, or their secrities may trade less frequently and have greater price fluctuation than those of larger companies.
International Fund	Investing in foreign securities or instruments involves risks not typically associated with investing in U.S. securities. These include fluctuations in exchange rates of foreign currencies; less public information with respect to issuers of securities; less governmental supervision of exchanges, issuers, brokers; lack of uniform accounting, auditing, and financial reporting standards. There is also a risk of adverse political, social or diplomatic developments that could affect investment.
Short-Term Bond Fund Bond Income Fund
The risks inherent in the BOND funds depend primarily on the terms and quality of the obligations in each Fund's portfolio, as well as on market conditions. Interest rate fluctuations affect a Fund's net asset value, but not the income received by the Fund from its portfolio securities. Because prices and yields on debt securities vary over time, the Fund's yield also varies. Because of its longer average portfolio maturity, the Bond Income Fund may decline substantially should interest rates increase. Both Funds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Investment Adviser

Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225, is the Investment Adviser and Administrator for the Funds. Saturna Capital's wholly owned subsidiary, Investors National Corporation, is a discount brokerage firm and acts as distributor for the Funds without compensation. Founded in 1989, Saturna Capital Corporation is also the adviser to Amana Mutual Funds Trust and to private accounts. Saturna has approximately $90 million in assets under management.

Each Fund pays the Adviser an Investment Advisory and Administrative Services Fee. The Fee covers compensation for portfolio management as well as certain administrative services such as portfolio accounting and reporting, and shareholder servicing. The base portion of the Fee is 0.60% of average net assets of each Fund per annum, payable monthly. This base Fee is subject to adjustment up or down depending on the investment performance of each Fund relative to a specified Morningstar benchmark.

For each month Growth Fund's or International Fund's total investment return for the one year period through that month ouperforms or underperforms a benchmark for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year. If the outperformance or underperformance is 2% or more but less than 4%, then the adjustment is at the annual rate of .20%. If the outperformance or underperformance is 4% or more, the adjustment is at an annual rate of .30%.

For each month Bond Income Fund's or Short-Term Bond Fund's total investment return for the one year period through that month outperforms or underperforms a benchmark for that period by 1% or more, but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year. If the ouperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%

These Morningstar mutual fund Category averages are the benchmarks used for comparison purposes.

Sextant Growth Fund	Domestic Growth Funds
Sextant International Fund	Foreign Stock Funds
Sextant Short-Term Bond Fund	Short-Term Bond Funds
Sextant Bond Income Fund	Long-Term Bond Funds

For the fiscal year ended November 30, 2001, the aggregate advisory fee paid (after performance adjustments and fee waivers) was 0.44%, 0.66%, 0.19% and 0.00% of average net assets for Growth, International, Short-Term Bond, and Bond Income Funds, respectively.

Nicholas Kaiser CFA, president of Saturna Capital Corporation since 1989, is the primary manager of the Growth and International Funds. Phelps McIlvaine, vice president of Saturna Capital since 1994, is the manager of Bond Income and Short-Term Bond Funds, and also manages Idaho Tax-Exempt Fund, another series of the Trust.

Pricing of Fund Shares

Each Fund computes its price per share each business day by dividing the value of all of its securities and other assets, less liabilities, by the number of shares outstanding. The Funds compute their daily prices at the close of trading on the New York Stock Exchange (generally 4 pm Eastern time), using market prices. The Funds' shares are not priced on the days when New York Stock Exchange trading is closed (weekends and national holidays). The price applicable to purchases or redemptions of shares of each Fund is the price next computed after receipt of a purchase or redemption order.

How To Buy Shares

You may open an account and purchase shares by sending a completed application with a check for $1,000 or more ($25 under a group or retirement plan) to the Fund of your choice. The Funds do not accept initial orders unaccompanied by payment. The price you receive is the net asset value next determined after receipt of a purchase order. There are no sales charges or loads.

Shareowners may purchase additional shares at any time in minimum amounts of $25. Once an account is open, purchases can be made by check, by electronic funds transfer, or by wire. With your authorization, purchase orders can be entered on-line at www.saturna.com.

Shareowners may authorize the use of electronic funds transfer (via the Automated Clearing House system ["ACH"]) to purchase or redeem shares by completing the appropriate section of the application. The authorization must be received at least two weeks before ACH can be used. To use ACH to purchase or redeem shares, simply call Saturna Capital. Investors also may wire money to purchase shares, though the wiring bank typically charges a fee for this service. Be sure Saturna Capital is notified when wiring money.

Each time shares are purchased or redeemed, a confirmation is mailed showing the details of the transaction as well as the current number and value of shares held. Share balances are computed in full and fractional shares, expressed to three decimal places.

The Funds offer several optional plans and services, including a prototype defined contribution plan and free Individual Retirement Accounts. Other plans offered by the Funds include an automatic investment plan, a systematic withdrawal plan, and the right to exchange your shares without charge for any other no-load mutual fund for which Saturna Capital is the investment adviser. Materials describing these plans and applications may be obtained from Saturna Capital.

How to Redeem Shares

Shareowners may redeem all or part of their investment on any business day of the Funds. The Funds pay redemptions in US dollars, and the amount per share received is the price next determined after receipt of a redemption request. The amount received depends on the value of the investments of that Fund at that day and may be more or less than the cost of the shares being redeemed.
There are no fees or charges on redemptions.

The Funds normally pay for shares redeemed within three days after a proper instruction is received. To allow time for clearing, payment for redemption of investments made by check or ACH may be restricted for up to 14 calendar days. There are several methods you may choose to redeem shares.

Written request:
Write:	Sextant Mutual Funds Box N Bellingham WA 98227-0596	Or Fax: 360 / 734-0755

You may redeem shares by a written request and choose one of the following options for the proceeds:
»	Redemption check (no minimum) sent to registered owner(s).
»	Redemption check (no minimum) sent as directed if the signature(s) are guaranteed. If proceeds are to be sent to other than the registered owner(s) at the last address, the signatures on the request must be guaranteed by a national bank or trust company or by a member of a national securities exchange.
»	Federal funds wire. The proceeds ($5000 minimum) may be wired to any bank designated in the request if the signature(s) are guaranteed as explained above.

Telephone request:
Call:	800/728-8762 or 360/734-9900

You may redeem shares by a telephone request and choose one of the following options for the proceeds:
»	Redemption check (no minimum) sent to registered owner(s).
»	ACH transfer ($100 minimum) with proceeds transferred to your bank account as designated by the ACH authorization on your application. The transfer agent must receive the ACH authorization at least two weeks before ACH transfer can be used.
»	Exchange (in at least the minimum established by the Fund being purchased) for shares of any other Fund for which Saturna Capital is adviser. If the exchange is your initial investment into this Fund, the new account will automatically have the same registration as your original account.
»	Federal funds wire. The proceeds ($5000 minimum) may be wired to any bank designated in the request if the signature(s) are guaranteed, as explained above.

For telephone requests, the Funds will endeavor to confirm that instructions are genuine and may be liable for losses if they do not. The caller must provide

»	the name of the person making the request,
»	the name and address of the registered owner(s),
»	the account number,
»	the amount to be withdrawn, and
»	the method for payment of the proceeds

The Funds also may require a form of personal identification. The Funds will not be responsible for the results of transactions they reasonably believe genuine.

Check Writing:
Shareowners may also redeem by writing checks for amounts of $500 or more. Upon request, a Fund provides a small book of blank checks for a $10 fee, which may then be used to write checks to any payee. Checks are redeemed at the price next determined after receipt by the transfer agent. To use this feature, request the Check Writing Privilege on the Application request.

Dividends

Each Fund intends to distribute its net investment income and net realized capital gains, if any, to its shareowners. Distributions from capital gains are paid at the end of November. Growth and International Funds pay income dividends at the end of November. Short-Term Bond and Bond Income funds pay income dividends daily, which are reinvested or distributed monthly. As a result of their investment strategies, Short-Term Bond and Bond Income funds expect that their dividends will consist primarily of ordinary income.

Both dividends and capital gains distributions are automatically reinvested in additional full and fractional shares of the Fund owned. At your option, you may receive dividends or capital gain distributions in cash. You are notified of each dividend and capital gains distribution when paid.

Tax Information

Any redemption, including exchanges and checks written by shareowners, constitutes a sale for federal income tax purposes, and investors may realize a capital gain or loss on the redemption.

At the end of each calendar year, shareowners receive a complete annual statement, which should be retained for tax record keeping. Saturna Capital keeps each account's entire investment transaction history, and helps shareowners maintain the tax records needed to determine reportable capital gains and losses as well as dividend income.

Each January, the transfer agent reports to each shareowner (consolidated by taxpayer ID) and to the IRS the amount of each redemption transaction and the amount of dividends and capital gains distributions. Dividend amounts represent the proportionate share the shareowner is to report on a tax return for the year. Capital gains may be taxed at different rates, depending on the length of time the Fund held its investments. Fund dividends and capital gain distributions, whether paid in cash or invested in additional shares of the Fund, may be subject to federal, state and local income taxes.

To avoid being subject to a 31% federal withholding tax on dividends and distributions, you must furnish your correct Social Security or Tax Identification Number.

Shareowners who are not US taxpayers may be subject to a 30% withholding tax under US provisions applicable to foreign investors, unless a reduced rate or exemption is provided under a tax treaty. Capital gain distributions paid by the Funds are not subject to foreign witholding.

Privacy Statement

At Saturna Capital, we understand the importance of maintianing the privacy of your financial information. To that end, we want to insure that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. Please be assured that except to administer a transaction with an affiliated third party upon your request, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. We maintain our own technology resources to minimize the use of outside service providers.

Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 1-888 / 732-6262.

Financial Highlights

These tables are to help you understand each Fund's financial performance. The top section reflects financial results for a single Fund share. The total returns represent the rate that an investor earned (or lost) on an investment in each Fund, asuming reinvestment of all dividends and distributions and without regard to income taxes. Tait Weller & Baker, independent auditors for the Funds, examined this information. Their report and each Fund's financial statements are in the Funds' annual report (available upon request from Saturna Capital Corporation).

(graphic omitted)

Selected data per share of captial stock outstanding throughout the year:

Growth Fund
		For Year Ended November 30,
	2001	2000	1999	1998	1997
Net Asset value at beginning of year Income from investment operations	$13.16	$12.68	$9.29	$9.58	$7.92
Net investment income	(0.02)	(0.07)	(0.06)	0.02	0.01
Net gains or losses on securities (both realized and unrealized)	(1.24)	1.36	4.26	(0.09)	2.41
Total from investment operations Less distributions	(1.26)	1.29	4.20	(0.07)	2.40
Dividends (from net investment income)	-	-	(0.14)	(0.02)	(0.01)
Distributions (from capital gains)	-	(0.81)	(0.67)	(0.20)	(0.73)
Total distributions	-	(0.81)	(0.81)	(0.22)	(0.74)

Net asset value at end of year	$11.90	$13.16	$12.68	$9.29	$9.58

Total Return	(9.57)%	10.16%	44.76%	(0.97)%	30.30%

Ratios / Supplemental Data
Net assets ($000), end of year	$3,792	$3,862	$3,116	$2,139	$2,188
Ratio of expenses to average net assets	0.78%	1.05%	1.12%	0.66%	1.04%
Ratio of net investment income to average net assets	(0.18)%	(0.51)%	(0.50)%	0.19%	(0.12)%
Portfolio turnover rate	8%	20%	28%	41%	25%

(graphic omitted)

Selected data per share of captial stock outstanding throughout the year:

International Fund
	For Year Ended November 30,
	2001	2000	1999	1998	1997
Net Asset value at beginning of year Income from investment operations	$8.52	$8.32	$6.81	$6.61	$5.87
Net investment income	0.04	0.43	0.13	0.04	0.06
Net gains or losses on securities (both realized and unrealized)	(1.30)	0.20	1.57	0.20	0.74
Total from investment operations Less distributions	(1.26)	0.63	1.70	0.24	0.80
Dividends (from net investment income)	(0.02)	(0.43)	(0.12)	(0.04)	(0.06
Distributions (from capital gains)	-	-	(0.07)	-	-
Total distributions	(0.02)	(0.43)	(0.19)	(0.04)	(0.06)

Net asset value at end of year	$7.24	$8.52	$8.32	$6.81	$6.61

Total Return	(14.80)%	7.62%	24.90%	3.57%	13.58%

Ratios / Supplemental Data
Net assets ($000), end of year	$1,445	$1,736	$1,162	$881	$881
Ratio of expenses to average net assets	1.17%	1.20%	0.72%	1.16%	1.51%
Ratio of net investment income to average net assets	0.34%	4.74%	1.74%	0.54%	0.93%
Portfolio turnover rate	6%	11%	17%	18%	9%

(graphic omitted)

Selected data per share of captial stock outstanding throughout the year:

Short-Term Bond Fund
	For Year Ended November 30,
	2001	2000	1999	1998	1997
Net Asset value at beginning of year Income from investment operations	$4.95	$4.92	$5.04	$4.99	$5.00
Net investment income	0.26	0.27	0.26	0.27	0.27
Net gains or losses on securities (both realized and unrealized)	0.14	0.03	(0.12	(0.05)	(0.01)
Total from investment operations Less distributions	0.40	0.30	0.14	0.32	0.26
Dividends (from net investment income)	(0.25)	(0.27)	(0.26)	(0.27)	(0.27)
Distributions (from capital gains)	-	-	-	-	-
Total distributions	(0.25)	(0.27)	(0.26)	(0.27)	(0.27)

Net asset value at end of year	$5.10	$4.95	$4.92	$5.04	$4.99

Total Return	8.37%	6.20%	2.88%	6.67%	5.45%

Ratios / Supplemental Data
Net assets ($000), end of year	$2,189	$2,555	$1,795	$1,908	$2,508
Ratio of expenses to average net assets*	0.51%	0.61%	0.47%	0.48%	0.60%
Ratio of net investment income to average net assets*	5.45%	5.45%	5.22%	5.57%	5.58%
Portfolio turnover rate	28%	12%	21%	71%	47%
* For each of the above years, all or a portion of the operating expenses were waived. If costs had not been waived, the resulting increase to the ratio of expenses to average monthly net assets would be .43%,.41%, .57%, .44% and .40%, respectively.

(graphic omitted)

Selected data per share of captial stock outstanding throughout the year:

Bond Income Fund
		For Year Ended November 30,
	2001	2000	1999	1998	1997
Net Asset value at beginning of year Income from investment operations	$4.56	$4.59	$5.00	$4.83	$4.76
Net investment income	0.30	0.29	0.30	0.29	0.30
Net gains or losses on securities (both realized and unrealized)	0.25	(0.03)	(0.41)	0.17	0.07
Total from investment operations Less distributions	0.55	0.26	(0.11)	0.46	0.37
Dividends (from net investment income)
Taxable	(0.30)	(0.29)	(0.30)	(0.29)	(0.30)
Distributions (from capital gains)	-	-	-	-	-
Total distributions	(0.30)	(0.29)	(0.30)	(0.29)	(0.30)

Net asset value at end of year	$4.81	$4.56	$4.59	$5.00	$4.83

Total Return	12.40%	6.05%	(2.20)%	10.08%	8.24%

Ratios / Supplemental Data
Net assets ($000), end of year	$1,965	$1,505	$885	$1,345	$1,092
Ratio of expenses to average net assets*	0.34%	0.35%	0.39%	0.30%	0.47%
Ratio of net investment income to average net assets*	6.71%	6.58%	6.31%	6.24%	6.85%
Portfolio turnover rate	30%	0%	20%	0%	51%
* For each of the above years, all or a portion of the operating expenses were waived. If these costs had not been waived, the resulting increases to the ratio of expenses to average monthly net assets would be .72%, .64%, .66%, .61% and .63%, respectively.

INVESTMENT APPLICATION for
__	Sextant Growth Fund
__	Sextant International Fund
__	Sextant Bond Income Fund
__	Sextant Short-Term Bond Fund

Mail application and check to:	For assistance, call:
SEXTANT MUTUAL FUNDS	800/SATURNA or 360/734-9900
Box N, Bellingham WA 98227-0596	FAX 360/734-0755

ACCOUNT TYPE AND NAME (select one)
__Individual	____________	____________	______________
	First	Middle Initial	Last
Social Security Number________________________	Date of Birth____________________
__Joint with	__________________	__________________	__________________
	First	Middle Initial	Last
Joint Owners Social Security Number________________________________________________
(Joint accounts are presumed to be "Joint Tenancy with Right of Survivorship" unless otherwise indicated)
__Gifts to Minor	__________________________________		as Custodian for	__________________
	Name of Custodian			name of minor
under the	_________		__Uniform Gift to Minors Act __Uniform Transfers to Minors Act	_________________	_______________
	state			Minor's Soc. Sec. No.	Minors Birthdate
__Other	_________________________________________________________			_________________
	Indicate name of corporation, other organization or fiduciary capacity. If a trust, include name(s) of trustees and date of trust instruments.			Tax Identification Number
_________________________________________________________________________________________________________
Name(s) of person(s) authorized to transact business for the above entity
MAILING ADDRESS		______________________________________		____________________________
		Street		Apt., Suite, etc.
TELEPHONE		_________________	______________	______________
		City	State	ZIP
CITIZENSHIP		__U.S.	__Resident Alien	__Non-Resident Alien	_____________
Country
INITIAL INVESTMENT		$____________
Make check payable to the Fund being purchased (minimum $1000)

INTERNET SERVICES
Personal e-mail address: _________________________________ Transaction confirmations and shareowner reports may be sent to my personal e-mail address:
__Instead of paper mailings (save paper and postage) __In addition to paper mailings
__Please call me to establish PIN for internet access to my acount.
TELEPHONE REDEMPTION PRIVILEGES
You automatically have telephone redemption by check and telephone exchange privileges unless you strike this line. Each Fund endeavors to confirm that instructions are genuine and it may be liable for losses if it does not. Procedures may include requiring a form of personal identification. The fund also provides written confirmation of transactions.
ACH TELEPHONE TRANSFER PRIVILEGE
__To transfer funds by ACH at no charge to or from my (our) bank account, I (we) authorize electronic fund transfers through the Automated Clearing House (ACH) for my (our) bank account designated. Please attach a voided check.
AUTOMATIC INVESTMENT PLAN
__ Invest $ _______ into this Fund on the _____ day of each month (the 15th unless another date is chosen) by ACH transfer from my (our) bank account. This plan may be canceled at any time. Please attach a voided check.
CHECK WRITING PRIVILEGE	($500 per check minimum)	($10 checkbook charge)
__(We) hereby request the Custodian to honor checks drawn by me (us) on my (our) account subject to acceptance by the Funds, with payment to be made by redeeming sufficient shares in my (our) account. None of the custodian bank, Saturna Capital Corporation, nor any Sextant Mutual Fund shall incur any liability to me (us) for honoring such checks, for redeeming shares to pay such checks, or for returning checks which are not accepted.

__Single Signature Authority -- Joint Accounts only: (Checks for joint accounts require both signatures unless this box is marked to authorize checks with a single signature). By our signatures below, we agree to permit check redemptions upon the single signature of a joint owner. The signature of one joint owner is on behalf of himself and as attorney in fact on behalf of each other joint owner by appointment. We hereby agree with each other, with the Funds and with Saturna Capital Corporation that all moneys now or hereafter invested in our account are and shall be owned as Joint Tenants with Right of Survivorship, and not as Tenants in Common.

The undersigned warrants(s) that I (we) have full authority to make this Application, am (are) of legal age, and have received and read a current Prospectus and agree to be bound by its terms. Unless this sentence is struck, I (we) certify, under penalties of perjury, that I (we) am not subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code. This application is not effective until it is received and accepted.

_________________________		____________________________________________________
Date		Signature of Individual (or Custodian)
_________________________		____________________________________________________
Date		Signature of Joint Registrant, if any

PART B

STATEMENT OF ADDITIONAL INFORMATION

SATURNA INVESTMENT TRUST

SEXTANT GROWTH FUND
SEXTANT INTERNATIONAL FUND
SEXTANT SHORT-TERM BOND FUND
SEXTANT BOND INCOME FUND

1300 N. State Street
Bellingham, Washington 98225

360-734-9900
800-SATURNA

STATEMENT OF ADDITIONAL INFORMATION

March 27, 2002

This Statement of Additional Information is not a Prospectus. It merely furnishes additional information concerning the Sextant Growth Fund, the Sextant International Fund, the Sextant Short-Term Bond Fund, and the Sextant Bond Fund that is not included in the Prospectus. It should be read in conjunction with the Prospectus. You may obtain a Prospectus dated March 27, 2002 and shareowner Annual and Semi-Annual reports without charge by writing to the address shown above, calling toll-free to 800/728-8762, and on the Internet at http://www.saturna.com/sextant.

History of the Funds

Saturna Investment Trust (the "Trust") is a business trust formed pursuant to RCW 23.90 of the laws of the State of Washington to operate as an open-end management company. When formed on February 20, 1987, the name was Northwest Investors Tax-Exempt Business Trust. The Trust's name was changed to Northwest Investors Trust on October 12, 1990. Most recently, in connection with the formation of the Sextant Funds, the Trust's name was changed to Saturna Investment Trust on September 28, 1995.

The Trust has five separate Funds, four of which are offered as the Sextant Funds through this Prospectus and Statement of Additional Information:

»	Sextant Growth Fund (commenced operation Dec. 30, 1990, known as Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed),
»	Sextant International Fund (commenced operation September 28, 1995),
»	Sextant Short-Term Bond Fund (commenced operation September 28, 1995), and
»	Sextant Bond Income Fund (commenced operation March 2, 1993, known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State municipal bonds was changed).

The fifth Fund, Idaho Tax-Exempt Fund, is offered through a separate Prospectus and Statement of Additional Information.

Fund Descriptions, Investments and Risks

Classification

Saturna Investors Trust is a "series trust" that presently offers four Sextant "open-end diversified management investment companies" to investors.

Investment Strategies and Risks

The Prospectus describes the principal investment strategies and risks of those strategies. This section is provided for the purpose of expanding on investment strategies and risks not thoroughly covered in the Prospectus.

Investing in securities entails both market risk and risk of price variation in individual securities. This is true even for debt securities issued by the U.S. Government. By diversifying its investments, each Fund may reduce the risk associated with owning one or a few individual securities. There is no assurance that any Fund will achieve its investment objectives.

Sextant Growth Fund seeks long-term growth by investing primarily in common stocks and securities convertible into common stocks and preferred stocks, but may also invest in other securities that are suited to the Fund's investment objectives. The Fund ordinarily does not invest in straight-debt securities.

Growth Fund may invest in securities of smaller or newer companies as well as those of well-seasoned companies of any size. Smaller companies involve higher investment risks in that they often have limited product lines, markets and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies. Although the Fund invests principally in securities of U.S. issuers, it may invest up to 5% of its total assets (valued at the time of investment) in foreign securities, including foreign government obligations and foreign equity and debt securities that are traded in the U.S. (See "Risks in Foreign Securities," below.)

Sextant International Fund invests at least 65% of its total assets (taken at market value at time of investment) in foreign securities (securities of non-U.S. issuers). The Fund ordinarily invests in securities of at least three countries outside the U.S.

The Fund may invest in securities of smaller or newer companies as well as those of well-seasoned companies of any size. Smaller companies involve higher investment risks in that they often have limited product lines, markets and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies. These factors may be particularly applicable in smaller or emerging foreign markets.

The Fund diversifies its investments among several countries and does not concentrate in any particular industry. The Fund varies its investments geographically and by type of securities in which it invests based on the adviser's evaluation of economic, market, and political trends throughout the world. The adviser considers the relative political and economic stability of a company's countries of operation in evaluating the potential rewards and risks of an investment opportunity. The Fund may invest in securities traded in mature markets (such as Canada, Japan and the United Kingdom), in less developed markets (for example, Mexico), and in emerging markets (for example, Peru).

As a matter of policy (that can be changed by the Board of Trustees), the Fund limits its investments to those securities of foreign issuers that are traded and settled in the U.S. These include American Depository Receipts ("ADRs") that represent underlying shares of foreign issuers. (ADRs are receipts typically issued by an American bank evidencing ownership of the underlying foreign securities). Positions in these securities are valued in U.S. dollars, not in the currency of the underlying security into which they may be converted. The Fund may invest in both "sponsored" and "unsponsored" ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. Unsponsored ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

The Fund may invest in securities denominated in various currencies. Accordingly, a change in the value of such currency against the U.S. dollar results in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes also affect the Fund's income. Generally, when a given currency appreciates against the dollar (that is, the dollar weakens), the value of the Fund's securities denominated in that currency rises. When a given currency depreciates against the dollar (that is, the dollar strengthens), the value of the Fund's securities denominated in that currency would be expected to decline.

The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thereby reducing the net amount of income available for distribution to the Fund's shareowners. A shareowner otherwise subject to U.S. federal income taxes may, subject to various limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

Risks in Foreign Securities

Investors should understand and carefully consider the risks involved in foreign investing. Investing in foreign securities or instruments involves risks and opportunities not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of exchanges, issuers, brokers; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform trading practices; less liquidity or greater price volatility in foreign markets; possible imposition of foreign taxes; or less advantageous legal, operational, and financial protections applicable to foreign custodial arrangements. There is also a risk of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, adoption of foreign government restrictions, or adverse political, social or diplomatic developments that could affect investment in these nations.

Sextant Short-Term Bond Fund invests primarily in marketable short-term debt securities. Under normal circumstances, the Fund's dollar-weighted average maturity does not exceed three years.

Sextant Bond Income Fund invests primarily in marketable long-term debt securities. As an operating policy that may be changed by the Board of Trustees, under normal market conditions the Fund maintains a dollar-weighted average effective maturity in excess of ten years.

The risks and investment returns offered in these Bond Funds depend primarily on the terms and quality of the obligations in each Fund's portfolio, as well as on market conditions. Interest rate fluctuations affect a Fund's net asset value, but not the income received by the Fund from its portfolio securities. However, because prices and yields on debt securities vary over time, no specific yield on shares of a Fund can be assured.

The "effective maturity" of a debt instrument is the weighted average period over which the Adviser expects the principal to be paid. It differs from the stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to mortgage backed securities such as GNMA securities, the effective maturity is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, the effective maturity is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. During periods of rising interest rates, the effective maturity of mortgage backed securities and callable obligations may increase substantially because they become less likely to be prepaid, which may result in greater net asset value fluctuation.

Under normal market conditions, each of the Bond Funds invests at least 65% of the value of its total assets (taken at market value at the time of investment) in "bonds" meaning:

»

Marketable straight-debt securities of domestic issuers, and of foreign issuers payable in U.S. dollars, rated at the time of purchase within the three highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa or A) or by Standard & Poor's Corporation ("S&P") (AAA, AA or A).

\»	U.S. Government Securities;
»	Commercial paper rated Prime-1 by Moody's or A-1 by S&P at time of purchase, or, if unrated, issued or guaranteed by a corporation with any outstanding debt rated Aa or better by Moody's or AA or better by S&P; and
»	Bank obligations, including repurchase agreementsof banks, having total assets in excess of $1 billion.

These Funds may also invest in other debt securities (including those convertible into, or carrying warrants to purchase, common stocks or other equity interests, and privately placed debt securities). However, the Funds may not invest in a security rated at time of purchase below the fourth highest grade assigned by Moody's (Baa) or S&P (BBB). Debt rated Baa or BBB is considered "medium grade" though still generally accepted as investment grade.

U.S. Government Securities include: (i) bills, notes, bonds and other debt securities, differing as to maturity and rates of interest, that are issued by and are direct obligations of the U.S. Treasury; and (ii) other securities that are issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities. U.S. Government Securities are generally accepted as being among the safest debt securities with respect to the timely payment of principal and interest (but not any premium paid on their purchase), but generally bear a lower rate of interest than corporate debt securities. However, they are subject to market risk like other debt securities, and the Funds' shares fluctuate in value.

Among the Government Securities the Funds may purchase are those issued by Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and other agencies. Securities such as these represent an interest in a pool of mortgages insured in whole or in part by other agencies or the U.S. Treasury, depending on the terms of the issue. These issues may or may not represent the guarantee of the U.S. Treasury.

These "mortgage-backed" debt securities are entitled to interest and principal payments on mortgages in the pool as they are paid. During periods of declining interest rates there is an increased likelihood that these mortgages will be prepaid, resulting in a loss of the benefit of holding the instrument to full term, and loss of any premium the Fund may have paid to buy the security.

The Funds may also invest in floating rate instruments which provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features.

Medium grade (Baa or BBB) debt securities are obligations of issuers with less capacity to pay interest and repay principal than those rated more highly. Investment in these debt securities involves somewhat greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Some issuers of debt securities choose not to have their securities rated by a rating service. The Funds may invest in unrated securities that in the adviser's opinion are comparable to securities having at least a medium grade rating and are suitable for investment by the Funds.

Fund Policies
The investment objectives of each Fund are described in the Prospectus and cannot be changed without approval by vote of a majority of the outstanding shares of that Fund.

Investment Restrictions

In addition to the restrictions stated in the Prospectus, the Funds shall not purchase securities on margin or sell securities short or purchase or write put or call options; purchase "restricted securities" (those which are subject to legal or contractual restrictions on resale or are otherwise not readily marketable); nor invest in oil, gas or other mineral exploration leases and programs. The Funds shall not make loans to others, except for the purchase of debt securities, or enter into repurchase agreements. The Funds shall not invest in securities so as to not comply with Subchapter M of the Internal Revenue Code, in that generally at the close of each quarter of the tax year, at least 50% of the value of each Fund's total assets is represented by (i) cash and cash items, government securities, and securities of other regulated investment companies, and (ii) other securities, except that with respect to any one issuer in an amount more than 5% of either Fund's total assets, and no more than 10% of the Fund's voting securities of any one issuer. In addition, the Funds shall not purchase real estate; real estate limited partnerships (excepting master limited partnerships that are publicly traded on a national security exchange or NASDAQ's National Market System); commodities or commodity contracts; issue senior securities; provided, however, that a fund may borrow money for extraordinary or emergency purposes and then only if after such borrowing there is asset coverage of at least 300% for all such borrowings; nor act as a securities underwriter except that they may purchase securities directly from the issuer for investment purposes. Also, no Fund shall purchase or retain securities of any issuer if the officers or trustees of the Trust or its adviser own more than one-half of one percent of the securities of such issuer; invest in any company for the purpose of management or exercising control. No Fund shall invest in the securities of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization or by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission.

No Fund shall purchase securities of any issuer in excess of 5% of the Fund's total assets or purchase more than 10% of the outstanding voting securities of any issuer; or concentrate its investments in a single industry beyond 25% of the total value of the Fund; or invest more than 10% of its assets in the securities of issuers which together have a record of less than three years continuous operation. No Fund purchases securities if it has outstanding borrowings exceeding 5% of its net assets. No Fund's investments in warrants, valued at the lower of cost or market, shall exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchange. Warrants acquired in units or attached to securities may be deemed to be without value. Notwithstanding the above, the Funds may purchase securities pursuant to the exercise of subscription rights, provided that such purchase does not result in the Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Funds' interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Funds may not always realize the full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Funds' portfolio securities with the result that the Fund would be forced to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

Investment objectives and certain policies of each of the Funds may not be changed without the prior approval of the holders of the majority of the outstanding shares of the respective Fund. Objectives and policies which are considered fundamental and subject to change only by prior approval of the shareowners include: (1) the primary and any secondary investment objectives; (2) the classification of the Funds as an open-end management company and the sub-classification of each of the Funds as a diversified company; and (3) the policies listed here under "Investment Restrictions."

Temporary Defensive Position

When the Adviser considers a temporary defensive investment position advisable, any Sextant Fund may invest without limitation in high-quality corporate debt obligations or U.S. government obligations or hold cash or cash equivalents.

Portfolio Turnover
The Funds places no restrictions on portfolio turnover and Funds will buy or sell investments according to the Adviser's appraisal of the factors affecting the market and the economy. The Adviser does not anticipate significant variation to the portfolio turnover rates experienced in the past.

Management of the Funds

Board of Trustees

A Board of five Trustees manages the Funds: Nicholas Kaiser, John E. Love, John S. Moore, Gary A. Goldfogel, and A. Herbert Ershig. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers, determine the amount of any dividend or capital gain distribution and serve on any committees of the Trust.

Management Information

Starting with the Independent Trustees, the Trustees and officers are:

(1)	(2)	(3)	(4)
Name, Address and Age	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Dollar Range of Securities in the Trust
A. Herbert Ershig 22 Shorewood Drive Bellingham, WA 98225 Age: 63	Independent Trustee since 1997	President (now retired), Ershigs, Inc. (industrial fabrication)	over $100,000
Gary A. Goldfogel, M.D. 1500 N. State Street Bellingham, WA 98225 Age: 43	Indepenent Trustee since 1995	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	over $100,000
John E. Love 1002 Spokane Street Garfield, WA 99130 Age: 69	Independent Trustee since 1987	Owner, J.E. Love Co., (agricultural equipment manufacturer)	over $100,000
John S. Moore, Ph.D. 346 Bayside Road Bellingham, WA 98225 Age: 69	Independent Trustee since 1993	Professor (now retired), College of Business and Economics, Western Washington University	$1-$10,000
Nicholas Kaiser, MBA* 1300 N. State Street Bellingham, WA 98225 Age: 55	President and Trustee since 1990	President, Saturna Capital Corporation (the Trust's investment adviser) President, Investors National Corporation (the Trust's distributor)	over $100,000
Phelps S. McIlvaine* 1300 N. State Street Bellingham, WA 98225 Age: 48	Vice President since 1994	Vice President, Saturna Capital Corporation (the Trust's investment adviser) Treasurer, Investors National Corporation (the Trust's distributor)	$1-$10,000
Ethel D. Beltran* 1300 N. State Street Bellingham, WA 98225 Age: 30	Secretary since 2001	Corporate and Human Resources Administrator, Saturna Capital Corporation (the Trust's investment adviser)	none
Christopher R. Fankhauser* 1300 N. State Street Bellingham, WA 98225 Age: 30	Treasurer since 2002	Manager, Operations, Saturna Capital Corporation (the Trust's investment adviser)	$1-$10,000

*Mssrs. Kaiser, McIlvaine and Fankhauser, and Miss Beltran are"interested persons" of the Trust as employees of the Adviser, Saturna Capital Corporation. Mssrs. Kaiser, McIlvaine and Fankhauser hold the same positions with Amana Mutual Funds Trust, which has two Fund portfolios, and is also managed by Saturna Capital Corporation.

The Board has authority to establish an Executive Committee with the power to act on behalf of the Board between meetings and to exercise all powers of the Trustees in the management of the Trust. No Executive Committee has been established at this time. An Audit Committee operating under a specific charter and consisting of the disinterested directors meets to select the independent accountant and review all audit reports. There is no separate nominating committee.

The Trust, the investment adviser, and the principal underwriter have adopted a Code of Ethics under rule 17j-1 of the Investment Company Act. The Codes provide that access persons (essentially, all employees of the adviser or underwriter) are permitted to invest in securities, including securities that may be purchased or held by the Trust, under conditions that include full reporting and possible pre-clearance.

Compensation

The Trust pays disinterested trustees $100 per meeting attended and reimbursement of travel expenses (pro-rata to each Fund of the Trust). Mr. Kaiser receives no compensation from the Trust, nor are the other officers of the Trust paid for their duties with the Trust.

Name of Person	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
A. Herbert Ershig Trustee	$400	$0	$0	$400
Gary A. Goldfogel Trustee	$400	$0	$0	$400
John E. Love Trustee	$400	$0	$0	$400
John S. Moore Trustee	$400	$0	$0	$400
Nicholas F. Kaiser Trustee	$0	$0	$0	$0

Principal Holders of Securities

As of February 28, 2002, the principal holders of record (those with more than 5% of the outstanding shares) of securities of each Sextant Fund were:

	Name and Address	Shares	Percentage
Growth Fund	Nicholas F. Kaiser IRA 1300 N. State Street Bellingham WA 98225	21,624	6.94%
International Fund
Nicholas F. Kaiser IRA
1300 N. State Street
Bellingham WA 98225
A. Herbert Ershig
Billie J. Ershig JT WROS
22 Shorewood Drive

Bellingham WA 98225
Ferlin Family Living Trust
P.O. Box 238
Bellingham, WA 98227-0283
Markell Charitable Trust
1300 N. State St.
Bellingham WA 98225

		25,792 16,768 13,889 10,505	13.94% 9.06% 7.50% 5.68%
Short-Term Bond Fund

Robert L. Foote
PO Box 1157
Bellingham WA 98225
Investors National Corporation
1300 N. State Street
Bellingham WA 98225
Markell Charitable Trust
1300 N. State Street
Bellingham WA 98225
Bellingham Anesthesia Profit Sharing1
605 Briar Rd.
Bellingham, WA 98225-7813
Bellingham Anesthesia Pension & Trust
605 Briar Rd.
Bellingham, WA 98225-7813
David K. Heaps IRA
P.O. Box 1977
Bellingham, WA 98225
Bellingham Anesthesia Profit Sharing & Trust
605 Briar Rd.
Bellingham, WA 98225-7813
John E. Love IRA
1002 Spokane St.
Garfield, WA 99130
Western Foundation
Old Main Bldg. #445
Western Washington University
Bellingham, WA 98225

		75,533 49,531 45,722 32,604 32,604 31,537 27,917 24,720 23,747	17.06% 11.19% 10.33% 7.36% 7.36% 7.12% 6.30% 5.58% 5.36%
Bond Income Fund

David K. Heaps IRA
PO Box 1977
Bellingham, WA 98225
Frederick M. Graham
Mary J. Graham JTWROS
8647 W Sierra Pinta Drive
Peoria AZ 85382
Gary A. Goldfogel IRA
406 Bayside Rd.
Bellingham, WA 98225
Markell Charitable Trust
1300 N. State Street
Bellingham, WA 98225
Roland L. DeLorme IRA
92 Sudden Valley
Bellingham, WA 98226
Western Foundation
Old Main Bldg. $445
Bellingham, WA 98225
Bellingham Anesthesia Profit Sharing
605 Briar Rd.
Bellingham, WA 98225-7813

		42,388 32,761 26,821 25,670 24,817 24,315 24,314	10.02% 7.74% 6.34% 6.06% 5.86% 5.74% 5.74%

As of February 28, 2002, officers and Trustees (plus affiliated family members and entities), as a group, own the following shares of the Funds:

	Shares Owned	Percentage of Outstanding
Growth Fund	43,604	14.0%
International Fund	64,997	35.1%
Short-Term Bond Fund	124,109	28.0%
Bond Income Fund	79,246	18.7%

Investment Advisory and Other Services

Investment Adviser and Administrator

Saturna Capital Corporation, 1300 N. State Streeet, Bellingham, Washington 98225 is the Investment Adviser and Administrator (the "Adviser") for the Funds. Saturna Capital is also the Funds' shareowner servicing agent. Mr. Nicholas Kaiser, by his ownership of the majority of its voting stock, is the controlling person of the Adviser. Mr. Kaiser is also a Trustee and President of Saturna Investment Trust, and the principal portfolio manager of both the Growth Fund and the International Fund.

Advisory Fee

Each of the Sextant Funds monthly pays the Adviser an Advisory and Administrative Services Fee (the "Base Fee"). The Base Fee covers certain administrative services such as portfolio accounting, shareholder and financial reporting, shareholder servicing and transfer agency services. The Base Fee is also compensation for portfolio management, advice and recommendations on securities to be purchased, held or sold. The Base Fee is computed at the annual rate of 0.60% of average daily net assets of each Fund, and is paid monthly. The Base Fee is subject to adjustment up or down depending on the investment performance of the Fund.

Performance adjustment for Sextant Growth Fund and Sextant International Fund:

»

For each month in which either of these Fund's total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.

»	If the outperformance or underperformance is 2% or more but less than 4%, then the adjustment is at the annual rate of .20%
»	If the outperformance or underperformance is 4% or more, the adjustment is at an annual rate of .30%

Performance Adjustment for Sextant Bond Income Fund and Sextant Short-Term Bond Fund:
»

For each month in which either of these Funds' total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of .10% of the Fund's average daily net assets for the preceding year.

»	If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of .20%.

Total return investment performance as calculated and published by Morningstar, Inc. for selected groups of mutual funds is used as the index for comparison purposes. The comparative Morningstar categories used are:

Sextant Growth Fund	"Domestic Growth Funds"
Sextant International Fund	"Foreign Stock Funds"
Sextant Bond Income Fund	"Long-Term Bond Funds"
Sextant Short-Term Bond Fund	"Short-Term Bond Funds"

The Adviser has voluntarily undertaken to limit expenses of Short-Term Bond Fund and Bond Income Fund to 0.60% through March 31, 2003 and waives its investment advisory and administrative fee as to either Fund completely so long as assets of that Fund are less than $2 million.

For each of the last three fiscal years, the advisory fees (after performance adjustments and expense limitations) each Fund paid Saturna Capital were:

	1999	2000	2001
Sextant Growth Fund	$22,365	$32,086	$16.109
Sextant International Fund	$3,896	$14,164	$9,444
Sextant Short-Term Bond Fund	$2,832	$6,385	$7,135
Sextant Bond Income Fund	$0	$0	$0

Shareowner Services
Under the Advisory agreement, Saturna Capital also provides services as the transfer agent and dividend-paying agent for the Funds. As transfer agent, Saturna furnishes to each shareowner a statement after each transaction, an historical statement at the end of each year showing all transactions during the year, and Form 1099 tax forms. Saturna also, on behalf of the Funds, responds to shareowners' questions or correspondence. Further, the transfer agent regularly furnishes the Funds with current shareowner lists and information necessary to keep the shares in balance with the Funds' records. The transfer agent performs the mailing of all financial statements, notices and prospectuses to shareowners. The transfer agent maintains records of contributions, disbursements and assets as required for IRAs and other qualified retirement accounts. These transfer agent services are included in the Base Fee.

Custodian

National City Bank, Indiana, of Indianapolis, National City Center, Indianapolis, Indiana 46255 is the custodian of the Funds. As custodian for the Funds, the bank holds in custody all securities and cash, settles for all securities transactions, receives money from sale of shares and on order of the Funds pays the authorized expenses of the Funds. When investors redeem Fund shares, the proceeds are paid to the shareowner from an account at the custodian bank.

Independent Accountants
Tait, Weller and Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103-2108 are the independent accountants for the Funds. The accountants conduct an annual audit of the Funds as of November 30 each year, prepare the tax returns of the Funds and assist the Adviser in any accounting matters throughout the year.

Principal Underwriter
The Adviser's wholly-owned subsidiary, Investors National Corporation, 1300 N. State Street, Bellingham WA 98225is a discount brokerage firm and acts as distributor for the Funds without compensation. Mr. Nicholas Kaiser, an affiliated person of the Funds, is President of Investors National Corporation.

Brokerage Allocation

The placing of purchase and sale orders as well as the negotiation of commissions is performed by the Adviser and is reviewed by the Board of Trustees. The Adviser may make allocation of brokerage to any broker in return for research or services and for selling shares of any fund of Saturna Investment Trust. Brokers may provide research or statistical material to the Adviser, but this information is only supplemental to the research and other statistics and material accumulated and maintained through the Adviser's own efforts. Any such supplemental information may or may not be of value or used in making investment decisions for the Funds or any other account serviced by the Adviser. Research services provided by brokers through which the Funds effect securities transactions may be used by the Funds' investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Funds.

The primary consideration in effecting securities transactions for the Funds is to obtain the best price and execution which in the judgment of the Adviser is attainable at the time and which would bring the best net overall economic result to a Fund. Factors taken into account in the selection of brokers include the price of the security, commissions paid on the transaction, the efficiency and cooperation with which the transaction is effected, the expediency of making settlement and the financial strength and stability of the broker. The Adviser may negotiate commissions at a rate in excess of the amount another broker would have charged if it determines in good faith that the overall net economic result is favorable to the Fund, and is not required to execute trades in "over-the-counter" securities with primary market-makers if similar terms are available elsewhere. The Adviser evaluates whether brokerage commissions are reasonable based upon available information about the general level of commissions paid by similar mutual funds for comparable services.

Brokerage is almost entirely directed to Investors National Corporation, a wholly owned subsidiary of the adviser, which engages in a discount brokerage business. Consideration is given by the Funds to the unpaid services of Investors National Corporation as the Funds' principal underwriter. The Trustees review brokerage activity in detail at each regular meeting. Meetings are held on a quarterly schedule. For each of the last three fiscal years, the commissions each Fund paid Investors National were:

	1999	2000	2001	% of 2001 aggregate brokerage commissions paid Investors National	% of 2001 aggregate dollar amount of transactions involving the payment of commissions through Investors National.
Sextant Growth Fund	$2,285	$3,033	$1,644	100%	100%
Sextant International Fund	$1,066	$1,942	$790	100%	100%
Sextant Short-Term Bond Fund	$0	$0	$0	0	0
Sextant Bond Income Fund	$0	$0	$0	0	0

Capital Stock

Each Fund of Saturna Investment Trust is divided into shares of beneficial interest. The shares of each separate Fund of the Trust have equal voting rights. All shares are fully paid, non-assessable, transferable and with rights of redemption, and are not subject to preemptive rights. The Trust is not required to hold annual shareowner meetings. However, special meetings may be called for such purposes as electing or removing Trustees, changing fundamental policies, or voting on approval of an advisory contract. On issues relating solely to a single Fund, only the shareowners of that Fund are entitled to vote. All dividends and distributions for each Fund shall be distributed to shareowners in proportion to the number of shares owned.

Purchase, Redemption and Pricing of Shares

See How to Buy Shares, How to Redeem Shares and Pricing of Fund Shares in the Prospectus for an explanation about the ways to purchase or redeem shares. Both purchases and redemptions are made at net asset value per share.

In addition to normal purchases or redemptions, the shares of the Funds may be exchanged for shares of other funds of Saturna Investment Trust. Exchanges will be made at no charge upon written request or by telephone if the shareowner has previously authorized telephone privileges on the application. A gain or loss for federal tax purposes will be realized upon redemption of any shares for the purposes of an exchange as described above.

Price (net asset value) per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares outstanding. The daily price is determined for each Fund as of the close of trading on the New York Stock Exchange (generally 4 p.m. New York time) on each day the Exchange is open for trading. The Exchange is generally closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. See the balance sheet in the Annual Report or Semi-Annual Report for a specimen sheet showing how the Funds calculate net asset value, which is the price used for both purchase and redemption of shares.

Taxation of the Funds

Saturna Investment Trust is organized as a "series" investment company. Each Fund of the Trust is a separate economic entity with separate assets and liabilities and separate income streams. The shareowners of each separate Fund may look only to that fund for income, capital gain or loss, redemption, liquidation, or termination. Each Fund has separate arrangements with the Adviser. Assets of each Fund are segregated. The creditors and shareowners of each Fund are limited to the assets of that fund for recovery of charges, expenses and liabilities. Each Fund of the Trust conducts separate voting on issues relating solely to that fund, except as required by the Investment Company Act. The tax status and tax consequences to shareowners of each Fund differ, depending upon the investment objectives, operations, income, gain or loss, and distributions from each Fund.

Each Fund intends to distribute to shareowners substantially all of its net investment income and net realized capital gains, if any, and to comply, as they have since inception, with the provisions of the Internal Revenue Code applicable to regulated investment companies (Subchapter M), which relieve mutual funds of federal income taxes on the amounts so distributed.

At November 30, 2001, Bond Income had capital loss carryforwards of $82,446 of, which $47,748 expires in 2002, $15,110 expires in 2003, $11,717 expires in 2005, and $5,730 expires in 2007 and $2,141 expires in 2009; Short-Term Bond had capital loss carryforwards of $37,133, of which $6,971 expires in 2004, $1,405 expires in 2005, $4,467 expres in 2007 and $9,191 expires in 2008 and$15,099 expires in 2009; and International had a capital loss carryforward of $74,427 of which $1,570 expires in 2008 and $72,857 expires in 2009, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

If shareowners do not furnish the transfer agent with a valid Social Security or Tax Identification Number and in certain other circumstances, the transfer agent is required to withhold 31% of income. Dividends and capital gains distributions to shareowners who are nonresident aliens may be subject to a 30% United States foreign withholding tax under the existing provisions of the code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. If the IRS determines that a Fund should be fined or penalized for inaccurate or missing or otherwise inadequate reporting of a Tax Identification Number, the amount of the IRS fee or penalty will be directly assessed to the shareowner account involved.

Calculation of Performance Data

Average annual Total Return and Current Yield information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using the information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. The performance for any given past period is not an indication of future rates of return or yield on its shares. The figures regarding multi-year total return reflect the operations of Sextant Growth Fund and Sextant Bond Income Funds using their different investment objectives prior to September 1995.

For each of the following periods ended November 30, 2001, the average annual compounded Total Returns of each Fund were:

	1 year	5 years	10 years	Commencement
Sextant Growth Fund	-9.57%	13.22%	10.57%	9.36%
Sextant International Fund	-14.80%	6.14%	NA	7.78%
Sextant Short-Term Bond Fund	8.67%	5.96%	NA	5.78%
Sextant Bond Income Fund	12.48%	6.82%	NA	5.70%

Average annual Total Return quotations for various periods illustrated are computed by finding the average annual compounded rate of return over the period quoted that would equate the initial amount invested to the ending redeemable value according to the following formula:

P (l + T)n = ERV

Where	P = a hypothetical initial Payment of $1,000
T = average annual Total return
n = number of years
ERV = Ending Redeemable Value of the $1,000 payment made at the beginning of the period.

To solve for average Total Return, the formula is as follows:

T = ( ERV/P)1/n - 1

Current Yield is computed by dividing the net investment income, as defined by the Securities and Exchange Commission, over a rolling 30 day period for which the yield is presented by the average number of shares eligible to receive dividends for the period over the maximum offering price per share on the last day of the period, and annualize the results. The formula used is:

Yield = 2[( a-b/cd +1)6 -1]

Where	a = dividends accrued during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the price per share on the last day of the period

The current yield on the Sextant Growth Fund, the Sextant International Fund, Sextant Short-Term Bond Fund, and the Sextant Bond Income Fund, for the 30 day period ending November 30, 2001 was 0.00%, 0.00%, 4.86%, and 6.44%, respectively.

Financial Statements

The most recent audited annual report accompanies this Statement of Additional Information.

There is incorporated into this Registration Statement the following financial information in the Annual Report to shareowners for the fiscal year ended November 30, 2001. Filed as Exhibit A hereto:

Report of Tait, Weller & Baker, Independent Accountants.
Statement of Assets and Liabilities as of November 30, 2001.
Statement of Operations - Year ended November 30, 2001.
Statements of Changes in Net Assets - years ended November 30, 2001, and 2000.
Investments - as of November 30, 2001.
Notes to Financial Statements.

PART A

PROSPECTUS

Saturna Investment Trust offers

Idaho Tax-Exempt Fund

Additional information about investments and operations is available in the Funds annual and semi-annual shareowner reports. The Fund's annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. A Statement of Additional Information contains more details, and is incorporated in this Prospectus by reference.

These documents and other information are available without charge, upon request, and shareowners may make inquiries, from:

(graphic omitted)

1300 N. State Street
Bellingham, Washington 98225

http://www.saturna.com
E-mail: idaho@saturna.com

800-SATURNA
[800-728-8762]

1-888-732-6262

(automated services)

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington DC (call 800-SEC-0330 for information). Reports and other information about the Fund is also available at the SEC's website (http://www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington DC 20549-6009. Saturna Investment Trust's Investment Company Act file number is 811-05071.

IDAHO
TAX-EXEMPT FUND

(graphic omitted)

The Securities and Exchange Commission or any state securities authority has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PROSPECTUS
March 27, 2002

Risk / Return Summary of Idaho Tax-Exempt Fund

Fund Investment Goals
Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum and Idaho state income taxes, with a secondary objective of capital preservation.

Principal Investment Strategies
Idaho Tax-Exempt Fund invests in debt securities issued by political subdivisions of the State of Idaho. These municipal bonds, notes and commercial paper may be in various forms, including general obligation bonds, revenue bonds, mortgage bonds, certificates of participation, local improvement district bonds, and refunding bonds.

At time of purchase, a bond must be rated "A" or equivalent by a national bond rating agency. The Fund may also invest in non-rated bonds if they are of equivalent quality in the opinion of the Adviser. Factors included in bond evaluations include such information as the bond district's financial position, population size, employment trends, economic activity and diversification. The portfolio's dollar-weighted average effective maturity is expected to range between 6 and 15 years.

Principal Risks of Investing in the Fund
The value of Fund shares rise and fall as the value of the bonds in which the Fund invests goes up and down. The risks inherent in the Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities usually are more sensitive to interest rate changes than bonds with shorter maturities.

The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Fund investments are susceptible to factors adversely affecting Idaho. If a security held by the Fund defaults on payment of interest or principal, the Fund's income, ability to preserve capital, and liquidity would all be adversely affected.

The Fund is vulnerable to income tax rate changes, either at the Idaho or federal level, since part of municipal securities' value is derived from the recipient's ability to exclude interest payments from taxation.

Variability of Returns
This bar chart and table provide an indication of the risks of investing in the Fund by showing changes in Fund performance from year to year and by showing how the Fund's average annual returns compare to a broad-based market index. A Fund's past performance (before and after taxes+) is not necessarily an indication of how a Fund will perform in the future.

(bar chart omitted)
Note:	Highest return for a quarter was +7.3% (quarter ending March 31, 1995)
Lowest return for a quarter was -2.3% (quarter ending June 30, 1999)

Idaho Tax-Exempt Fund Annual Average Total Returns
(for the periods ending December 31, 2001)	1 Year	5 Years	10 Years
Return before taxes	4.16%	4.82%	5.43%
Return after taxes on distributions+	4.16%	4.78%	5.35%
Return after taxes on distributions and Sale of Fund shares	4.13%	4.29%	4.14%
Lehman Municipal Composite*	5.13%	5.98%	6.63%
* The Lehman Municipal Composite Index is a widely recognized, unmanaged index of municipal bond prices.

+After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. The Fund normally pays dividends exempt from federal and Idaho income taxes, but may occasionally pay small amounts of taxable dividends. Actual after-tax returns depends on an investor's tax situation and likely differ from those shown. These after-tax illustrations are not relevant to retirement plan, corporate, trust, or other investors taxed at special rates.

Investment Results
Shareowners receive a financial report showing the investment returns, portfolios, income and expenses every six months. Investors may obtain current share prices daily by calling 888/732-6262, on electronic quotation systems, or by accessing the Internet at www.saturna.com.

Fees and Expenses

This table describes the fees and expenses that Fund shareowners may pay if they buy and hold shares of the Fund. There are no shareowner fees (fees paid directly from an investment). The Fund imposes no sales charge (load) on purchases or reinvested dividends, no distribution fees, or any deferred sales charge (load) upon redemption. There are no exchange fees, redemption fees, or account fees. The following table illustrates operating expenses of the Fund for the fiscal year ending November 30, 2001.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees	0.52%
Distribution (12b-1) Fees	NONE
Other Expenses	0.41%
Annual Fund Operating Expenses	0.93%
Management Fee Waivers	-0.09%
Net Annual Fund Operating Expenses*	0.84%
* Earnings credits for custody fees further reduced operating expenses by 0.03%. Through 3/31/2003, fund management fees are waived to cap expenses at 0.80%.

Expenses Example

The example below is intended to help investors compare the cost of investing in Idaho Tax-Exempt Fund with the cost of investing in other mutual funds. The example assumes an investor invests $10,000 in a Fund for the years indicated and then redeems at the end of those years. The example also assumes that the investment has a 5% net return each year and that the Fund's "Annual Fund Operating Expenses" shown above (without fee waivers or earnings credits) remain the same. Although actual costs may be higher or lower, based on these assumptions an investor's cumulative expenses would be:

1 year total	$99
3 years total	$311
5 years total	$545
10 years total	$1,240

Investment Objectives

Idaho Tax-Exempt Fund seeks to provide income dividends free from Federal income, Federal alternative minimum and Idaho state income taxes. Preservation of capital is a secondary objective.

Investment Policies

The Fund's fundamental policy is to invest at least 80% of net assets in securities generating income exempt from Federal income tax, including the alternative minimum tax. Under normal market conditions, at least 65% of total assets are invested in debt securities generating income exempt from Idaho income tax.

The Fund requires that at time of purchase a bond be rated at least "A" or equivalent by a national bond rating agency (Standard and Poor's, Moody's Investor's Services, or equivalent), or, if non-rated, to be of equivalent quality in the opinion of the Adviser.

Up to 60% of total assets of the Fund can be invested in non-rated bonds. The Adviser will purchase only those non-rated bonds that it believes are liquid and can be sold at the value given for net asset value purposes.

Investors can expect the portfolio's dollar-weighted average effective maturity* to range between 6 and 15 years. Usually, shorter maturity bonds provide lower current yields, while a maturity beyond 15 years implies greater current yield but increased risk to capital from interest rate increases.

During uncertain market or economic conditions, the Idaho Tax-Exempt Fund may adopt a temporary, defensive position. While defensive investments may not achieve the primary objective of tax-free income, they do assist the secondary objective of capital preservation.

*The sum of the market value of each bond times its number of years to antipated maturity, divided by the portfolio's total market value.

Risks

The risks inherent in the Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on market conditions. Interest rate fluctuations affect the Fund's net asset value, but not the income received by the Fund from its portfolio securities. Because prices and yields on debt securities vary over time, the Fund's yield also varies.

Because the Fund is "non-diversified" and invests primarily in Idaho municipal securities, its investments are susceptible to factors adversely affecting Idaho. These factors include economic and financial trends, as well as political conditions in Idaho and its political subdivisions.

The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. If a security held by the Fund defaults on payment of interest or principal, the Fund's income, ability to preserve capital, and liquidity would all be adversely affected.

The Fund is vulnerable to tax rate changes, either at the Idaho or Federal level, since part of municipal securities' value is derived from the recipient's ability to exclude interest payments from taxation. Should this exclusion be reduced, the market for municipal securities, and consequently the Fund's share value, may be adversely affected.

Investment Adviser

Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225 is the Investment Adviser and Administrator for the Fund. Saturna Capital's wholly owned subsidiary, Investors National Corporation, is a discount brokerage firm and acts as distributor for the Fund without compensation. Founded in 1989, Saturna Capital Corporation is also the adviser to Amana Mutual Funds Trust, the Sextant Mutual Funds and to private accounts. Saturna has approximately $90 million in assets under management.

The Fund pays a monthly advisory fee at the annual rate of 0.50% of the average daily net assets up to $250 million, 0.40% of assets between $250 million and $1 billion, and 0.30% of assets in excess of $1 billion. For the fiscal year ended November 30, 2001, the aggregate advisory fee paid (after a partial fee waiver) was 0.43% of average net assets.

Phelps McIlvaine, vice president of Saturna Capital since 1994, is the primary manager of the Idaho Tax-Exempt Fund. He also manages the Sextant Short-Term Bond Fund and the Sextant Bond Income Fund, other series of the Trust.

Pricing of Fund Shares

The Fund computes its net asset value per share each business day by dividing (i) the value of all of its securities and other assets, less liabilities, by (ii) the number of shares outstanding. The Fund computes its daily price at the close of trading on the New York Stock Exchange (generally 4 PM Eastern time) using market prices. The Fund's shares are not priced on any customary national business holiday that security markets are closed. The net asset value applicable to purchases or redemptions of shares of the Fund is the net asset value next computed after receipt of a purchase or redemption order.

Since daily bid prices are not available for many municipal bond issues, the Fund values securities using matrices of municipal bond yields for various maturities and qualities. Prices are adjusted for factors unique to each bond. To verify its knowledge of market factors, the adviser periodically obtains appraisals from independent sources.

How To Buy Shares

You may open an account and purchase shares by sending a completed application with a check for $1,000 or more payable to the Fund. The Fund does not accept initial orders unaccompanied by payment. The price you receive is the net asset value next determined after receipt of a purchase order. There are no sales charges or loads.

Shareowners may purchase additional shares at any time in minimum amounts of $25. Once an account is open, purchases can be made by check, by electronic funds transfer, or by wire. With your authorization, purchase orders can be entered on-line at www.saturna.com.

Shareowners may authorize the use of electronic funds transfer (via the Automated Clearing House system ["ACH"]) to purchase or redeem shares by completing the appropriate section of the application. The authorization must be received at least two weeks before ACH can be used. To use ACH to purchase or redeem shares, simply call Saturna Capital. Investors also may wire money to purchase shares, though the wiring bank typically charges a fee for this service. Be sure Saturna Capital is notified when wiring money.

Each time shares are purchased or redeemed, a confirmation is mailed showing the details of the transaction as well as the current number and value of shares held. Share balances are computed in full and fractional shares, expressed to three decimal places. At the end of each calendar year, you receive a complete annual statement, which you should retain for tax purposes, and a complete historical record of all transactions.

Optional plans offered by the Fund include: (1)an automatic investment plan, (2) a systematic withdrawal plan, and (3) the right to exchange your shares without charge for any other no-load mutual fund for which Saturna Capital is the investment adviser. Materials describing these plans and applications may be obtained from the Adviser.

How to Redeem Shares

Shareowners may redeem all or part of their investment on any business day of the Fund. The amount per share received is the price next determined after receipt of a redemption request. The amount received depends on the value of the investments of the Fund at that day and may be more or less than the cost of the shares being redeemed.

The Fund normally pays for shares redeemed within three days after a proper instruction is received. To allow time for clearing, payment for redemption of investments made by check or ACH may be restricted for up to 14 calendar days. There are several methods you may choose to redeem shares.

Written request
Write:	Idaho Tax-Exempt Fund
Box N
Bellingham WA 98227-0596
Or Fax:	360 / 734-0755

You may redeem shares by a written request and choose one of the following options for the proceeds:
»	Redemption check (no minimum) sent to registered owner(s).
»	Redemption check (no minimum) sent as directed if the signature(s) are guaranteed. If proceeds are to be sent to other than the registered owner(s) at the last address, the signatures on the request must be guaranteed by a national bank or trust company or by a member of a national securities exchange.
»	Federal funds wire. The proceeds ($5000 minimum) may be wired to any bank designated in the request if the signature(s) are guaranteed as explained above.

Telephone request:

Call:	800/728-8762 or 360/734-9900

You may redeem shares by a telephone request and choose one of the following options for the proceeds:
»	Redemption check (no minimum) sent to registered owner(s).
»	ACH transfer ($100 minimum) with proceeds transferred to your bank account as designated by the ACH authorization on your application. The transfer agent must receive the ACH authorization at least two weeks before ACH transfer can be used.
»	Exchange (in at least the minimum established by the Fund being purchased) for shares of any other Fund for which Saturna Capital is adviser. If the exchange is your initial investment into this Fund, the new account will automatically have the same registration as your original account.
»	Federal funds wire. Proceeds ($5000 minimum) may be wired only to the bank previously designated, or as directed in a prior written instruction with signatures guaranteed, as explained above.

For telephone requests, the Funds will endeavor to confirm that instructions are genuine and may be liable for losses if they do not. The caller must provide

»	the name of the person making the request
»	the name and address of the registered owner(s)
»	the account number
»	the amount to be withdrawn, and
»	the method for payment of the proceeds
The Fund also may require a form of personal identification. The Fund will not be responsible for the results of transactions they reasonably believe genuine.

Check Writing

Shareowners may also redeem by writing checks for amounts of $500 or more. Upon request, the Fund provides a small book of blank checks for a $10 fee, which may then be used to write checks to any payee. Checks are redeemed at the price next determined after receipt by the transfer agent. To use this feature, request the Check Writing Privilege on the Application.

Dividends
The Fund intends to distribute its net investment income and net realized capital gains, if any, to its shareowners. The Fund accounts for its distributions as either taxable capital gains (originating from net realized gains on portfolio transactions), or taxable income (originating from dividends, taxable interest and certain other types of gains) or tax-exempt income (originating from interest on municipal bonds). Income dividends are paid daily and reinvested or distributed monthly. Distributions from capital gains are paid at the end of November.

Both dividends and capital gains distributions are automatically reinvested in additional full and fractional shares of the Fund owned. At your option, you may receive dividends or capital gain distributions in cash. You are notified of each dividend and capital gains distribution when paid.

Tax Information

Any redemption, including exchanges and checks written by shareowners, constitutes a sale for federal income tax purposes, and investors may realize a capital gain or loss on the redemption.

Each January, the transfer agent reports to each shareowner (consolidated by taxpayer ID) and to the IRS the amount of each redemption transaction and the amount of taxable income dividends and capital gains distributions. Dividend amounts represent the proportionate share the shareowner is to report on a tax return for the year. Capital gains may be taxed at different rates, depending on the length of time the Fund held its investments. The Fund expects that its distributions will consist primarily of tax-exempt income dividends, but it may invest a portion of its assets in securities that generate income dividends that are not exempt from federal or Idaho income tax. Income dividends exempt from federal tax maybe subject to state and local income. Any capital gains distributed by the Fund may be taxable. Fund distributions, whether paid in cash or invested in additional shares of the Fund, may be subject to income taxes.

Privacy Statement

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. To that end, we want to insure that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. Please be assured that except to administer a transaction with an afffiliated third party upon your request, we do not disclose any personal information about our customers, to anyone, except as may be required by law. We maintain our own technology resources to minimize the use of outside service providers.

Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safequards that comply with federal standards to guard your personal information. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 1-888 / 732-6262

Financial Highlights

This table is to help you understand the Fund's financial performance. The top section reflects financial results for a single Fund share. The total returns represent the rate that an investor earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions and without regard to income taxes. Tait Weller & Baker, independent auditors for the Funds, examined this information. Their report and the Fund's financial statements are in the Fund's annual report (available upon request from Saturna Capital).

Selected data per share of capital stock outstanding throughout each year:

		For the Years Ended November 30,
	2001	2000	1999	1998	1997
Net Asset value at beginning of year Income from investment operations	$5.13	$5.01	$5.36	$5.28	$5.25
Net investment income	0.22	0.23	0.24	0.25	0.26
Net gains or losses on securities (both realized and unrealized)	0.15	0.12	(0.35)	0.12	0.03
Total from investment operations Less distributions	0.37	0.35	(0.11)	0.37	0.29
Dividends (from net investment income)	(0.22)	(0.23)	(0.24)	(0.25)	(0.26)
Distributions (from capital gains)	-	-	-	(0.04)	-
Total distributions	(0.22)	(0.23)	(0.24)	(0.29)	(0.26)

Net asset value at end of year	$5.28	$5.13	$5.01	$5.36	$5.28

Total Return	7.40%	7.28%	(2.18)%	7.27%	5.69%

Ratios / Supplemental Data
Net assets ($000), end of year	$6,650	$5,628	$6,151	$6,264	$5,255
Ratio of expenses to average net assets*	0.79%	0.80%	0.80%	0.76%	0.80%
Ratio of net investment income to average net assets*	4.21%	4.69%	4.55%	4.69%	4.99%
Portfolio turnover rate	13%	14%	13%	23%	20%
* For each of the above years, all or a portion of the operating expenses were waived. If these costs had not been waived, the resulting increases to the ratio of expenses to average monthly net assets would be .11%, .14%, .05%, .07% and .16%, respectively.

IDAHO TAX-EXEMPT FUND
INVESTMENT APPLICATION

Mail application and check to:	For assistance, call:
IDAHO TAX-EXEMPT FUND	800/SATURNA or 360/734-9900
Box N, Bellingham WA 98227-0596	FAX 360/734-0755

ACCOUNT TYPE AND NAME (select one)
__Individual	____________	____________	______________
	First	Middle Initial	Last
Social Security Number________________________	Date of Birth____________________
__Joint with	__________________	__________________	__________________
	First	Middle Initial	Last
Joint Owners Social Security Number________________________________________________
(Joint accounts are presumed to be "Joint Tenancy with Right of Survivorship" unless otherwise indicated)
__Gifts to Minor	__________________________________		as Custodian for	__________________
	Name of Custodian			name of minor
under the	_________		__Uniform Gift to Minors Act __Uniform Transfers to Minors Act	_________________	_______________
	state			Minor's Soc. Sec. No.	Minors Birthdate
__Other	_________________________________________________________			_________________
	Indicate name of corporation, other organization or fiduciary capacity. If a trust, include name(s) of trustees and date of trust instruments.			Tax Identification Number
_________________________________________________________________________________________________________
Name(s) of person(s) authorized to transact business for the above entity
MAILING ADDRESS		______________________________________		____________________________
		Street		Apt., Suite, etc.
TELEPHONE		_________________	______________	______________
		City	State	ZIP
CITIZENSHIP		__U.S.	__Resident Alien	__Non-Resident Alien	_____________
Country
INITIAL INVESTMENT		$____________
Make check payable to the Fund being purchased (minimum $1000)

INTERNET SERVICES
Personal e-mail address: _________________________________ Transaction confirmations and shareowner reports may be sent to my personal e-mail address:
__Instead of paper mailings (save paper and postage) __In addition to paper mailings
__Please call me to establish PIN for internet access to my acount.
TELEPHONE REDEMPTION PRIVILEGES
You automatically have telephone redemption by check and telephone exchange privileges unless you strike this line. Each Fund endeavors to confirm that instructions are genuine and it may be liable for losses if it does not. (Procedures may include requiring a form of personal identification. The fund also provides written confirmation of transactions).
ACH TELEPHONE TRANSFER PRIVILEGE
__To transfer funds by ACH at no charge to or from my (our) bank account, I (we) authorize electronic fund transfers through the Automated Clearing House (ACH) for my (our) bank account designated. Please attach a voided check.
AUTOMATIC INVESTMENT PLAN
__ Invest $ _______ into this Fund on the _____ day of each month (the 15th unless another date is chosen) by ACH transfer from my (our) bank account. This plan may be canceled at any time. Please attach a voided check.
CHECK WRITING PRIVILEGE	($500 per check minimum)	($10 checkbook charge)
__(We) hereby request the Custodian to honor checks drawn by me (us) on my (our) account subject to acceptance by the Funds, with payment to be made by redeeming sufficient shares in my (our) account. None of the custodian bank, Saturna Capital Corporation, nor any Sextant Mutual Fund shall incur any liability to me (us) for honoring such checks, for redeeming shares to pay such checks, or for returning checks which are not accepted.

__Single Signature Authority -- Joint Accounts only: (Checks for joint accounts require both signatures unless this box is marked to authorize checks with a single signature). By our signatures below, we agree to permit check redemptions upon the single signature of a joint owner. The signature of one joint owner is on behalf of himself and as attorney in fact on behalf of each other joint owner by appointment. We hereby agree with each other, with the Funds and with Saturna Capital Corporation that all moneys now or hereafter invested in our account are and shall be owned as Joint Tenants with Right of Survivorship, and not as Tenants in Common.

The undersigned warrants(s) that I (we) have full authority to make this Application, am (are) of legal age, and have received and read a current Prospectus and agree to be bound by its terms. Unless this sentence is struck, I (we) certify, under penalties of perjury, that I (we) am not subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code. This application is not effective until it is received and accepted.

_________________________		____________________________________________________
Date		Signature of Individual (or Custodian)
_________________________		____________________________________________________
Date		Signature of Joint Registrant, if a joint account

PLEASE SAVE THIS QUICK GUIDE TO

IDAHO TAX-EXEMPT FUND

Accounts
Open your account by sending a completed application to the Fund. For convenience, you may have your account consolidated with others of your household or other group. We will appoint a representative to whom you may refer all questions regarding your account(s). Extra forms will be sent for certain accounts.

Investments
Initial investments are $1,000 or more and must be accompanied by an application. Additional investments may be made for $25 or more at any time. There are no sales commissions or other charges.

Redemptions
You may sell your shares at any time. As with purchases, you may choose from several methods, including telephone, written instructions, and checkwriting. You will be paid the market price for your shares on the day we receive your instructions prior to the market closing time, and there are no redemption fees or charges. If we receive your redemption request by one p.m. Pacific time, your check is normally mailed to you the same day.

Statements
On the date of each transaction, you are mailed a confirmation, showing the details of the transaction and your account balance. Every quarter-end we mail a statement showing all transactions for the year. Monthly consolidated statements are available for an extra fee.

Dividends and Prices
The Fund declares dividends daily and pays them monthly. Fund prices are recorded daily at 888 / 732-6262 and on the Internet at www.saturna.com.

For More Information
You may consult the applicable pages of this prospectus for additional details on the Fund and its shareholder services. Please call 800 / SATURNA (800/728-8762) with any questions.

PART B

STATEMENT OF ADDITIONAL INFORMATION

SATURNA INVESTMENT TRUST

IDAHO TAX-EXEMPT FUND

1300 N. State Street
Bellingham, Washington 98225

360 / 734-9900
800 / SATURNA

STATEMENT OF ADDITIONAL INFORMATION

March 27, 2002

This Statement of Additional Information is not a Prospectus. It merely furnishes additional information concerning the Idaho Tax-Exempt Fund that is not included in the Prospectus. It should be read in conjunction with the Prospectus. You may obtain a Prospectus dated March 27, 2002 and shareowner Annual and Semi-Annual reports without charge by writing to the address shown above, calling toll-free to 888/732-6262, and on the Internet at http://www.saturna.com/idaho.

History of the Fund

Saturna Investment Trust (the "Trust") is a business trust formed pursuant to RCW 23.90 of the laws of the State of Washington to operate as an open-end management company. When formed on February 20, 1987, the name was Northwest Investors Tax-Exempt Business Trust. The Trust's name was changed to Northwest Investors Trust on October 12, 1990. Most recently, in connection with the formation of the Sextant Funds, the Trust's name was changed to Saturna Investment Trust on September 28, 1995.

The Trust has five separate Funds, one of which is offered through this Prospectus and Statement of Additional Information: Idaho Tax-Exempt Fund (commenced operation September 4, 1987). The other four Sextant Funds are offered through a separate Prospectus and Statement of Additional Information.

Fund Descriptions, Investments and Risks

Classification

Saturna Investors Trust is a "series trust" that presently offers the Idaho Tax-Exempt Fund "open-end diversified management investment company" to investors.

Investment Strategies and Risks

The Prospectus describes the principal investment strategies and risks of those strategies. This section is provided for the purpose of expanding on investment strategies and risks not thoroughly covered in the Prospectus.

The Fund invests primarily in Idaho municipal bonds. The Fund is "non-diversified." This means that with respect to at least 75% of total assets, greater than 5% may be invested in the securities of any one issuer. The balance of the Fund may be invested in other securities if not more than 25% of total assets are invested in the securities of any one issuer, or two or more issuers engaged in the same or similar trade or business.

The Adviser may direct investments in other tax-exempt investment companies which do not concentrate their investments in Idaho Bonds, but nevertheless yield income which is exempt from both Federal income and alternative minimum taxation. Such income may be taxable at the state level. It is the policy of the Fund not to devote more than 5% of its total assets to any one investment company, nor to devote greater than 10% of its total assets to investments in investment companies generally. It is anticipated that shares of such investment companies may be obtained by an affiliated broker/dealer, Investors National Corporation (the "Distributor"), which has agreed to act as agent for the Fund and not charge a commission or receive any compensation on purchases of securities made on behalf of the Fund. The purchase of securities of other investment companies may result in the Fund's shareowners paying investment advisory fees twice on the same assets.

Non-Rated Bonds. Adviser believes that many of the debt securities issued by the State of Idaho or the political subdivisions, agencies or instrumentalities thereunder are small issues in total dollars, and are typically issued by smaller communities or instrumentalities to obtain capital. Because of the small size of such issues, the expense of obtaining a rating for the issued obligation (the "Bond") is typically not undertaken. Without a rating, investors must rely solely on their own analysis and investigation to determine investment risk and worth of such Bonds. Since the cost of such analysis and investigation is typically not considered warranted due to the size of such issues, despite a higher return typically available from such non-rated Bonds, issues of non-rated Bonds generally do not have a trading market consisting of as many dealers as comparable rated issuers. Occasionally, the financial institution lending the funds to a municipality receives the Bond and holds it until maturity. As a result, although trading markets exist for non-rated Bonds, generally the number of dealers participating in the market are fewer than that which exists for rated Bonds. Although all rated and non-rated Bonds are traded on the basis of dealers' perception of credit-worthiness, a non-rated Bond having greater recognition among dealers will have a market consisting of a greater number of dealers than will the market for a Bond not having as great a recognition. The Adviser anticipates that investment in non-rated Bonds will occur only when the Adviser believes the credit of the issuer of such non-rated Bonds is such so as to warrant an investment without unreasonable risk to the preservation of capital and which is sufficiently recognized among the market dealers so as to provide ready marketability of the investment. In the opinion of the Adviser, such non-rated Bonds will be comparable to rated Bonds having an "A" rating. Experience of the Adviser indicates that investments in certain good quality non-rated Bonds are liquid and can be sold within a day at or near the value given for computing net asset value.

The Adviser believes that there exist both rated and non-rated Bonds that constitute good investments that will promote the investment objectives of the Fund. Purchases of Bonds on behalf of the Fund may be made directly from the issuer. Some purchases are by sealed bid, with the entire issue being awarded to the lowest interest rate that is bid. Most issuers are willing to negotiate a rate directly with the managing underwriter and/or purchaser. In this instance, the Adviser will deal in good faith to arrive at a competitive rate.

In contemplating the rate at which to bid a Bond, the Adviser may consider the opinions and evaluations of independent broker/dealers specializing in Idaho municipal bonds. Such brokers may also be requested to render their opinions as to the value of the Fund's investment securities portfolio, including rated and non-rated Bonds. The Adviser may consider such evaluations and valuation services provided by such independent brokers in determining where it effects transactions in investment securities and the amount of commissions to be paid such brokers.

Investments.The Fund invests at least 40% of total assets in municipal securities rated "A" or better by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's ("S&P"). The Fund invests more heavily in rated Bonds for various purposes, including (a) diversification or greater liquidity, (b) when the difference in returns between rated and non-rated Bonds is not material, or (c) when interest rates are expected to increase.

Under normal market conditions the Fund may invest up to 60% of total assets in non-rated Bonds only when the Adviser believes the credit of the issuer warrants an investment without unreasonable risk to the preservation of capital and the Bonds are sufficiently recognized among the market dealers so as to provide the ready marketability of the investment. The Fund employs the services of independent broker/dealers specializing in municipal bonds to assist the Adviser in both (1) determining the purchase price of rated and non-rated Bonds and (2) valuing the rated and non-rated Bonds for net asset value computation purposes.

In evaluating Bonds, the Adviser analyzes the extent of investment risk by policies that include:
(1)	The extent of unemployment within the assessment district for the issuer of a Bond and the extent to which this may affect repayment of the Bond at maturity;
(2)	The extent to which the real property within the assessment district is owned by a small number of persons or entities and the relative economic strength of such persons or entities which may affect repayment of the Bond at maturity;
(3)	The financial position of the political subdivision, including, but not limited to, the extent of its existing indebtedness.

These limitations and policies are considered primarily at the time of purchase. The sale of a Bond is not mandated in the event of a subsequent change in circumstances. Indeed, Bonds are commonly held until maturity, when the Bond will be redeemed for its full face value, assuming no defaults. Nonetheless, both rated and non-rated Bonds may be sold prior to maturity for various purposes, such as a desire for greater liquidity or to preserve capital.

The Fund invests predominantly in municipal obligations issued by the State of Idaho or any political subdivision, agency or instrumentality thereof ("Municipality"). These municipal obligations generally include Municipal bonds, Municipal notes, Municipal commercial paper, and any other obligation from which the payment of interest, in the opinion of the bond issuer's counsel, is exempt from Federal and Idaho State income tax. A general description of these investments is:

Municipal bonds are debt obligations issued to obtain funds for various public purposes such as construction of public facilities (e.g., airports, highways, bridges, and schools). Maturities of municipal bonds at the time of issuance may range from one year to 30 years or more.

Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of notes include tax, bond, and revenue anticipation notes and project notes.

Municipal commercial paper refers to short-term obligations of municipalities, which may be issued at a discount. Such paper is likely to be issued to meet seasonal working capital needs of the Municipality or interim construction financing. Municipal commercial paper is, in most cases, backed by letters of credit, lending agreements, note repurchase agreements, or other credit facility agreements offered by banks and other institutions.

Municipal notes and commercial paper obligations are usually issued in the following circumstances: (a) When borrowing is in anticipation of long-term financing, the paper is generally referred to as bond anticipation notes

("BAN"). Cities are authorized to issue revenue bond anticipation notes. The maturity date cannot exceed five years from the date of issue. Payment can be extended for not more than three years from their maturity date. BANs are secured by income and revenues derived by the city from the project and from the sale of the revenue bonds in anticipation of which the notes are issued. (b) Borrowings to level temporary shortfalls in revenue occasioned by irregular receipts of taxes are generally referred to as tax anticipation notes ("TAN"). Taxing districts, including counties, any political subdivision of the state, any municipal corporation, school districts, any quasi-municipal corporation or any other public corporation authorized to levy taxes, are authorized to borrow money and issue a TAN. The TANs must mature no longer than one year from the date of issue and are issued in anticipation of collection of taxes in the current fiscal year. The taxing district is limited to an amount equal to 75% of the taxes levied in the current fiscal year and not yet collected. The full faith and credit of the taxing districts back TANs. The State of Idaho is also authorized to issue a TAN in anticipation of income or revenue from taxes, but is forbidden by its constitution to engage in deficit spending or long-term borrowing. The term of the obligation is the shorter of 12 months or to the end of the fiscal year. Likewise, the borrowed amount cannot exceed 75% of the income or revenue from taxes which the State tax commission or other tax collection agency certifies is reasonably anticipated to be collected during the current fiscal year.

Municipal bonds include debt obligations issued to obtain funds for various public purposes, including the construction of public facilities. Municipal bonds may be used to refund outstanding obligations, to obtain funds for general operating expenses, or for lending public or private institutions funds for the construction of educational facilities, hospitals, or housing, or for other public purposes. The two principal classifications of municipal bonds are general obligation and limited obligation (or revenue) bonds. Limited project bonds are known as local improvement district ("LID") bonds.

General obligation bonds ("GO Bonds") are those obligations of an issuer to which the full faith and credit of the municipality is pledged. The proceeds from GO Bonds are used for a wide variety of public uses, including, but not limited to, public facilities such as the structure or improvement of schools, highways, and roads, water and sewer systems, and facilities for a variety of public purposes. A GO Bond is paid from ad valorem property taxes or from other tax sources. Many types of obligations may be general obligations of a municipality whether or not they are incurred through the issuance of bonds. GO Bonds may be incurred in the form of a registered warrant, conditional sales contract, or other instrument in which an unconditional and unlimited promise to pay from ad valorem taxes is made.

Revenue bonds may be issued to fund a wide variety of revenue-producing capital projects including, but not limited to, electric, gas, water and sewer systems, highways, bridges, and tunnels, airport facilities, colleges and universities, hospitals, and health, convention, recreational, and housing facilities. Although the principal security of these bonds varies, generally, revenue bonds are payable from a debt service reserve fund, the cash for which is derived from the operation of the particular utility or enterprise. Revenue bonds are not general obligations. The revenues of the particular utility or system secure them. They can be issued by agencies of a state and can also be issued by political subdivisions including counties, cities, towns, water districts, sewer districts, irrigation districts, port districts, and housing authorities.

The Fund will invest in revenue bonds with a coverage factor between net revenue to the annual debt service of a minimum of 1 to 1.25. Only issues that have a debt service reserve fund balance equal to the average annual debt service will be purchased.

Local Improvement District ("LID") bonds are secured by assessments levied against the properties benefited by the improvements constructed with the proceeds of the bonds. This type of financing is available to counties, water and/or sewer districts, highway districts, irrigation districts and cities. The property must be specially benefited by the improvements constructed out of the proceeds of the bonds, generally within a local improvement district.

Private Activity Bonds, including Industrial Development Bonds ("IDB"), are commonly issued by public authorities but generally are not secured by any taxing power. Rather, they are secured by the revenues derived from the lease or rental payments received from the industrial user, and the credit quality of such Municipal Bonds is usually directly related to the credit standing of the user of the facilities. Since 1986 there have been substantial limitations on new issues of municipal bonds to finance privately operated facilities. To the extent such municipal bonds would generate income that might be taxed under federal alternative minimum tax provisions, the Fund does not invest in Private Activity bonds. The Fund does not anticipate that greater than 5% of the Fund's total assets will be invested in Private Activity Bonds.

The Fund may purchase certain variable or floating rate obligations in which the interest rate is adjusted at predesignated periodic intervals (variable rate) or when there is a change in the market rate of interest on which the interest rate payable on the obligation is based (floating rate). Variable or floating rate obligations may include a demand feature that entitles the purchaser to demand prepayment of the principal amount prior to stated maturity. Also, the issuer may have a corresponding right to prepay the principal amount prior to maturity.

Many factors may cause the value of a shareholder's investment in the Fund to fluctuate in value. The value of the Fund's portfolio will normally fluctuate inversely with changes in market interest rates. Generally, when market interest rates rise, the price of municipal bonds held in the Fund will fall; when rates fall, the price of such bonds will generally rise. In addition, there is a risk that the issuer of a municipal bond or other security will fail to make timely payments of principal and interest. Interest rate fluctuations will affect the Fund's net asset value, but not the income received by the Fund from its portfolio securities. However, because yields on debt securities available for purchase by the Fund vary over time, no specific yield on shares of the Fund can be assured.

Because the Fund concentrates its investments in a single state, there is a greater risk of fluctuation in the values of its portfolio securities than with mutual funds, the investments of which are more geographically diverse. Investors should carefully consider the investment risks of such concentration. The Fund's share prices can be affected by political and economic developments within and by the financial condition of the State of Idaho, its public authorities and political subdivisions.

Fund Policies
Investment objectives and certain policies of the Fund may not be changed without the prior approval of the holders of the majority of the outstanding shares of the Fund. Objectives and policies which are considered fundamental and subject to change only by prior approval of the shareowners include: (1) the primary and secondary investment objectives; (2) the 80% of net assets minimum investment in tax-exempt income securities; (3) the classification of the Fund as an open-end management company and the sub-classification of the Fund as a non-diversified company; and (4) the policies listed under "Investment Restrictions."

Investment Restrictions

The Fund shall not purchase securities on margin or sell securities short or purchase or write put or call options; purchase "restricted securities" (those which are subject to legal or contractual restrictions on resale or are otherwise not readily marketable); nor invest in oil, gas or other mineral exploration leases and programs. The Fund shall not make loans to others, except for the purchase of debt securities, or enter into repurchase agreements. The Fund shall not invest in securities so as to not comply with Subchapter M of the Internal Revenue Code, in that generally at the close of each quarter of the tax year, at least 50% of the value of each Fund's total assets is represented by (i) cash and cash items, government securities, and securities of other regulated investment companies, and (ii) other securities, except that with respect to any one issuer in an amount more than 5% of either Fund's total assets, and no more than 10% of the Fund's voting securities of any one issuer. In addition, the Fund shall not purchase real estate; real estate limited partnerships; commodities or commodity contracts; issue senior securities; provided, however, that a fund may borrow money for extraordinary or emergency purposes and then only if after such borrowing there is asset coverage of at least 300% for all such borrowings; nor act as a securities underwriter except that they may purchase securities directly from the issuer for investment purposes. Also, the Fund shall not purchase or retain securities of any issuer if the officers or trustees of the Fund or its Adviser own more than one-half of one percent of the securities of such issuer; invest in any company for the purpose of management or exercising control. The Fund shall not purchase securities of any issuer in excess of 5% of the Fund's total assets or purchase more than 10% of the outstanding voting securities of any issuer; or concentrate its investments in a single industry beyond 25% of the total value of the Fund; or invest more than 10% of its assets in the securities of issuers which together have a record of less than three years continuous operation.

Temporary Defensive Position
During uncertain market or economic conditions, the Idaho Tax-Exempt Fund may adopt a temporary defensive position and invest more than 20% of assets in cash or equivalents, government securities, unaffiliated money-market mutual funds, and other debt securities having an "A" rating or better. While such defensive investments may not contribute to the primary objective of tax-free income, they do assist the secondary objective of capital preservation.

Portfolio Turnover
The Fund places no restrictions on portfolio turnover and the Fund will buy or sell investments according to the Adviser's appraisal of the factors affecting the market and the economy. The Adviser does not anticipate significant variation to the portfolio turnover rates experienced in the past.

Management of the Funds

Board of Trustees

A Board of five Trustees manages the Funds: Nicholas Kaiser, John E. Love, John S. Moore, Gary A. Goldfogel, and A. Herbert Ershig. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers, determine the amount of any dividend or capital gain distribution and serve on any committees of the Trust.

Management Information

Starting with the Independent Trustees, the Trustees and officers are:

(1)	(2)	(3)	(4)
Name, Address and Age	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Dollar Range of Securities in the Trust
A. Herbert Ershig 22 Shorewood Drive Bellingham, WA 98225 Age: 63	Independent Trustee since 1997	President (now retired), Ershigs, Inc. (industrial fabrication)	none
Gary A. Goldfogel, M.D. 1500 N. State Street Bellingham, WA 98225 Age: 43	Independent Trustee since 1995	Medical Examiner (pathologist) Owner, Avocet Environmental Testing (laboratory)	none
John E. Love 1002 Spokane Street Garfield, WA 99130 Age: 69	Independent Trustee since 1987	Owner, J.E. Love Co., (agricultural equipment manufacturer)	none
John S. Moore, Ph.D. 346 Bayside Road Bellingham, WA 98225 Age: 69	Independent Trustee since 1993	Professor (now retired), College of Business and Economics, Western Washington University	none
Nicholas Kaiser, MBA* 1300 N. State Street Bellingham, WA 98225 Age: 55	President and Trustee since 1990	President, Saturna Capital Corporation (the Trust's investment adviser) President, Investors National Corporation (the Trust's distributor)	$1-$10,000
Phelps S. McIlvaine* 1300 N. State Street Bellingham, WA 98225 Age: 48	Vice President since 1994	Vice President, Saturna Capital Corporation (the Trust's investment adviser) Treasurer, Investors National Corporation (the Trust's distributor)	none
Ethel D. Beltran* 1300 N. State Street Bellingham, WA 98225 Age: 30	Secretary since 2001	Corporate and Human Resources Administrator, Saturna Capital Corporation (the Trust's investment adviser)	none
Christopher R. Fankhauser* 1300 N. State Street Bellingham, WA 98225 Age: 30	Treasurer since 2002	Manager, Operations, Saturna Capital Corporation (the Trust's investment adviser)	none

*Mssrs. Kaiser, McIlvaine and Fankhauser, and Miss Beltran are"interested persons" of the Trust as employees of the Adviser, Saturna Capital Corporation. Mssrs. Kaiser, McIlvaine and Fankhauser hold the same positions with Amana Mutual Funds Trust, which has two Fund portfolios, and is also managed by Saturna Capital Corporation.

The Board has authority to establish an Executive Committee with the power to act on behalf of the Board between meetings and to exercise all powers of the Trustees in the management of the Trust. No Executive Committee has been established at this time. An Audit Committee operating under a specific charter and consisting of the disinterested directors meets to select the independent accountant and review all audit reports. There is no separate nominating committee.

Compensation
The Trust pays disinterested trustees $100 per meeting attended and reimbursement of travel expenses (pro-rata to each Fund of the Trust). Mr. Kaiser receives no compensation from the Trust, nor are the other officers of the Trust paid for their duties with the Trust.

Name of Person	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
A. Herbert Ershig Trustee	$400	$0	$0	$400
Gary A. Goldfogel Trustee	$400	$0	$0	$400
John E. Love Trustee	$400	$0	$0	$400
John S. Moore Trustee	$400	$0	$0	$400
Nicholas F. Kaiser Trustee	$0	$0	$0	$0

Code of Ethics

The Trust, the investment adviser, and the principal underwriter have adopted a Code of Ethics under rule 17j-1 of the Investment Company Act. The Codes provide that access persons (essentially, all employees of the adviser or underwriter) are permitted to invest in securities, including securities that may be purchased or held by the Trust, under conditions that include full reporting, monitoring and possible pre-clearance.

Principal Holders of Securities

As of February 28, 2002, there were no shareowners with more than 5% of the Idaho Tax-Exempt Fund, and officers and Trustees (plus affiliated family members and entities), as a group, owned 695 shares of Idaho Tax-Exempt Fund (0.05%).

Investment Advisory and Other Services

Investment Adviser and Administrator
Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225 is the Investment Adviser and Administrator (the "Adviser") for the Funds. Saturna Capital is also the Funds' shareowner servicing agent. Mr. Nicholas Kaiser, by his ownership of the majority of its voting stock, is the controlling person of the Adviser. Mr. Kaiser is also a Trustee and President of Saturna Investment Trust.

Advisory Fee
The Fund is obligated to pay Saturna Capital monthly an advisory fee at the annual rate of 0.50% of the average daily net assets up to $250 million, 0.40% of assets between $250 million and $1 billion, and .30% of assets in excess of $1 billion. Through March 31, 2003, Saturna is voluntarily obligated to reimburse the Fund monthly if non-extraordinary expenses exceed an annual rate of 0.80% of average daily net asset value.

For each of the fiscal years ended November 30, 1999, 2000, and 2001, respectively, the advisory fees (after expense limitations) the Fund paid Saturna Capital were $30,807, $23,466 and $25,647, respectively.

Shareowner Services
Under the Advisory agreement, Saturna Capital also provides services as the transfer agent and dividend-paying agent for the Funds. As transfer agent, Saturna furnishes to each shareowner a statement after each transaction, an historical statement at the end of each year showing all transactions during the year, and Form 1099 tax forms. Saturna also, on behalf of the Funds, responds to shareowners' questions or correspondence. Further, the transfer agent regularly furnishes the Funds with current shareowner lists and information necessary to keep the shares in balance with the

Funds' records. The transfer agent performs the mailing of financial statements, notices and prospectuses to shareowners.

For each of the fiscal years ended November 30, 1999, 2000 and 2001, respectively, the shareowner servicing fees (after expense limitations) the Fund paid Saturna Capital were $4,049, $3,701and $3,750, respectively.

Custodian

National City Bank, Indiana, of Indianapolis, National City Center, Indianapolis, Indiana 46255 is the custodian of the Funds. As custodian for the Fund, the bank holds in custody all securities and cash, settles for all securities transactions, receives money from sale of shares and on order of the Fund pays the authorized expenses of the Fund. When investors redeem Fund shares, the proceeds are paid to the shareowner from an account at the custodian bank.

Independent Accountants
Tait, Weller and Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103-2108 are the independent accountants for the Fund. The accountants conduct an annual audit of the Fund as of November 30 each year, prepare the tax returns of the Fund and assist the Adviser in any accounting matters throughout the year.

Principal Underwriter
The Adviser's wholly-owned subsidiary, Investors National Corporation, 1300 N. State Street, Bellingham WA 98225 is a discount brokerage firm and acts as distributor for the Fund without compensation. Mr. Nicholas Kaiser, an affiliated person of the Fund, is President of Investors National Corporation.

Brokerage Allocation
For fiscal years 2001, 2000, and 1999, Idaho Tax-Exempt Fund paid no brokerage commissions.

The placing of purchase and sale orders as well as the negotiation of commissions, if any, is performed by the Adviser and is reviewed by the Board of Trustees. The Adviser may make allocation of brokerage to any broker in return for research or services and for selling shares of the Fund. Brokers may provide research or statistical material to the Adviser, but this information is only supplemental to the research and other statistics and material accumulated and maintained through the Adviser's own efforts. Any such supplemental information may or may not be of value or used in making investment decisions for the Fund or any other account serviced by the Adviser. Research services provided by brokers through whom the Fund effects securities transactions may be used by the Fund's investment adviser in servicing all of its accounts and not all of these services may be used by the adviser in connection with the Fund.

The primary consideration in effecting securities transactions for the Fund is to obtain the best price and execution which in the judgment of the Adviser is attainable at the time and which would bring the best net overall economic result to the Fund. Factors taken into account in the selection of brokers include the price of the security, commissions paid on the transaction, the efficiency and cooperation with which the transaction is effected, the expediency of making settlement and the financial strength and stability of the broker. The Adviser may negotiate commissions at a rate in excess of the amount another broker would have charged if it determines in good faith that the overall net economic result is favorable to the Fund, and is not required to execute trades in "over-the-counter" securities with primary market-makers if similar terms are available elsewhere. The Adviser evaluates whether brokerage commissions are reasonable based upon available information about the general level of commissions paid by similar mutual funds for comparable services.

Capital Stock
Each Fund of Saturna Investment Trust is divided into shares of beneficial interest. The shares of each separate Fund of the Trust have equal voting rights. All shares are fully paid, non-assessable, transferable and with rights of redemption, and are not subject to preemptive rights. The Trust is not required to hold annual shareowner meetings. However, special meetings may be called for such purposes as electing or removing Trustees, changing fundamental policies, or voting on approval of an advisory contract. On issues relating solely to Idaho Tax-Exempt Fund, only the shareowners of Idaho Tax-Exempt Fund are entitled to vote. All dividends and distributions for the Fund shall be distributed to shareowners in proportion to the number of shares owned.

Purchase, Redemption and Pricing of Shares
See How to Buy Shares, How to Redeem Shares and Pricing of Fund Shares in the Prospectus for an explanation about the ways to purchase or redeem shares. Both purchases and redemptions are made at net asset value per share.

In addition to normal purchases or redemptions, the shares of the Fund may be exchanged for shares of other funds of Saturna Investment Trust. Exchanges will be made at no charge upon written request or by telephone if the shareowner has previously authorized telephone privileges on the application. A gain or loss for federal tax purposes will be realized upon redemption of any shares for the purposes of an exchange as described above.

Price (net asset value) per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares outstanding. The daily price is determined for each Fund as of the close of trading on the New York Stock Exchange (generally 4 p.m. New York time) on each day the Exchange is open for trading. The Exchange is generally closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. See the balance sheet in the Annual Report or Semi-Annual Report for a specimen sheet showing how the Fund calculates net asset value, which is the price used for both purchase and redemption of shares.

Taxation of the Fund
Saturna Investment Trust is organized as a "series" investment company. As one of the funds in the Trust, Idaho Tax-Exempt Fund is a separate economic entity with separate assets and liabilities and separate income streams. The shareowners of the Fund may look only to the Fund for income, capital gain or loss, redemption, liquidation, or termination. The Fund has separate arrangements with the Adviser. Assets of the Fund are segregated. The creditors and shareowners of the Fund are limited to the assets of the Fund for recovery of charges, expenses and liabilities. The Fund conducts separate voting on issues relating solely to the Fund, except as required by the Investment Company Act. The tax status and tax consequences to shareowners of the Fund differ, depending upon the investment objectives, operations, income, gain or loss, and distributions from the Fund.

The Fund intends to distribute to shareowners substantially all of its net investment income and net realized capital gains, if any, and to comply, as it has since inception, with the provisions of the Internal Revenue Code applicable to regulated investment companies (Subchapter M), which relieve mutual funds of federal income taxes on the amounts so distributed.

Interest received upon the obligations of the State of Idaho or political subdivisions thereof are exempt from income tax in the State of Idaho. An Idaho Income Tax ruling provides a pass-through of the tax-exempt character of interest received by a regulated investment company, such as the Idaho Tax-Exempt Fund, upon distribution to shareholders.

If shareowners do not furnish the transfer agent with a valid Social Security or Tax Identification Number and in certain other circumstances, the transfer agent is required to withhold 31% of taxable income dividends. If the IRS determines that the Fund should be fined or penalized for inaccurate or missing or otherwise inadequate reporting of a Tax Identification Number, the amount of the IRS fee or penalty will be directly assessed to the shareowner account involved.

Calculation of Performance Data
Average annual Total Return and Current Yield information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using the information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. The performance for any given past period is not an indication of future rates of return or yield on its shares.

For the 1-year, 5-year and 10-year periods ended November 30, 2001, the average annual compounded Total Returns of the Fund were 7.40%, 5.03%, and 5.66%, respectively.

Average annual Total Return quotations for various periods illustrated are computed by finding the average annual compounded rate of return over the period quoted that would equate the initial amount invested to the ending redeem-

able value according to the following formula:
P (l + T)n = ERV

Where	P = a hypothetical initial Payment of $1,000
T = average annual Total return
n = number of years
ERV = Ending Redeemable Value of the $1,000 payment made at the beginning of the period.

To solve for average Total Return, the formula is as follows:

T = ( ERV/P)1/n - 1

Current Yield is computed by dividing the net investment income, as defined by the Securities and Exchange Commission, over a rolling 30 day period for which the yield is presented by the average number of shares eligible to receive dividends for the period over the maximum offering price per share on the last day of the period, and annualize the results. The formula used is:

Yield = 2[( a-b/cd +1)6 -1]

Where	a = dividends accrued during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the price per share on the last day of the period

The current yield on the Idaho Tax-Exempt Fund, for the 30 day period ending November 30, 2001 was 3.79%.

Financial Statements
The most recent audited annual report accompanies this Statement of Additional Information.

There is incorporated into this Registration Statement the following financial information in the Annual Report to shareowners for the fiscal year ended November 30, 2001, Filed as Exhibit A hereto:

Report of Tait, Weller & Baker, Independent Accountants.
Statement of Assets and Liabilities as of November 30, 2001.
Statement of Operations - Year ended November 30, 2001.
Statements of Changes in Net Assets - years ended November 30, 2001, and 2000.
Investments - as of November 30, 2001.
Notes to Financial Statements.

PART C

OTHER INFORMATION

Exhibits

Exhibits included with this filing:
Items marked with an asterisk (*) are incorporated by reference from exhibits previously filed with the Registration Statement for Amana Mutual Funds Trust and amendments thereto.
(a)
Articles of Incorporation
*(1) Agreement and Declaration of Trust of Northwest Investors Tax-Exempt Business Trust, filed February 20, 1987 with Secretary of State of Washington. Incorporated by Reference. Filed as Exhibit No. 1 to initial filing of Form N-1A in 1987. File No. 33-13247.

*(2) Articles of Amendment to the Declaration of Trust of Northwest Investors Trust, as adopted by resolution of the Board of Trustees on November 24, 1992, filed with the Secretary of State of Washington December 1, 1992. Incorporated by Reference. Filed as Exhibit No. 1(b) to Amendment No. 8 to Form N-1A dated December 21, 1992.

*(3) Articles of Amendment to the Declaration of Trust of Northwest Investors Trust, as adopted by resolution of the Board of Trustees on July 10, 1995. Incorporated by Reference. Filed as Exhibit No. 1-3 to Amendment No. 13 to Form N-1A dated July 11, 1995.

*(4) Articles of Amendment to the Declaration of Trust of Saturna Investment Trust, as adopted by vote of the shareholders on September 28, 1995. Filed as Exhibit No. 1-4 to Amendment No. 14 to Form N-1A dated March 29, 1996.

(b)
By-laws.
*Bylaws of Northwest Investors Trust, adopted by the Board of Trustees, July 21, 1992. Incorporated by Reference. Filed as Exhibit No. 2 to Amendment No. 8 to Form N-1A dated December 21, 1992.

(c)	Instruments Defining Rights of Security Holders. Included in (a) and (b).
(d)
Investment Advisory Contracts
*(1) Investment Advisory and Administrative Services Agreement for the series Sextant International Fund of Saturna Investment Trust, as approved by the Board of Trustees on July 10, 1995 and shareholders on September 28, 1995. Filed as Exhibit No. 5-1 to Amendment No. 14 to Form N-1A dated March 29, 1996.

*(2) Investment Advisory and Administrative Services Agreement for the series Sextant Growth Fund of Saturna Investment Trust, as approved by the Board of Trustees on July 10, 1995 and shareholders on September 28, 1995. Filed as Exhibit No. 5-2 to Amendment No. 14 to Form N-1A dated March 29, 1996.

*(3) Investment Advisory and Administrative Services Agreement for the series Sextant Bond Income Fund of Saturna Investment Trust, as approved by the Board of Trustees on July 10, 1995 and shareholders on September 28, 1995. Filed as Exhibit No. 5-3 to Amendment No. 14 to Form N-1A dated March 29, 1996.

*(4) Investment Advisory and Administrative Services Agreement for the series Sextant Short-Term Bond Fund of Saturna Investment Trust, as approved by the Board of Trustees on July 10, 1995 and shareholders on September 28, 1995. Filed as Exhibit No. 5-4 to Amendment No. 14 to Form N-1A dated March 29, 1996.

(e)	Underwriting Contracts. Not applicable.
(f)	Bonus or Profit Sharing Contracts. Not applicable.
(g)*
Custodian Agreements
Form of Custodian Agreement for each series of the Trust, between the Trust and National City Bank, Indiana. Filed as Exhibit No. 8-1 to Amendment No. 14 to Form N-1A dated March 29, 1996.

(h)*
Other Material Contracts
*Transfer Agent Agreement for the Northwest Investors Trust between the Trust and Saturna Capital Corporation, dated October 12. Filed as Exhibit C to Proxy Statement dated September 21, 1990. File No. 33-13247.

(i)	Legal opinions. Opinion of Counsel dated March 27, 2002 (see Documents)
(j)	Other opinions. (1) Accountant's Consents dated March 21, 2002 (see Documents) (2) Copies of Powers of Attorney of Trustees of Saturna Investment Trust (see Documents).
(k)	Omitted Financial Statements. Not applicable.
(l)*	Initial Capital Agreements. Not applicable.
(m)	Rule 12(b)-1 Plan. Not applicable.
(n)	A Financial Data Schedule. Not applicable.
(o)	Rule 18f-3 Plan. Not applicable.
(p)	Code of Ethics Code of Ethics incorporated by reference. Filed as Exhibit 99.p to Amendment No. 18 to Form N-1A dated March 22, 2000.

Persons Controlled by or Under Common Control with Registrant
No person or persons are directly or indirectly controlled by or under common control with the Registrant.

Indemnification

There is no provision for indemnification of the officers and trustees of the Trust except as provided the Agreement and Declaration of Trust of Saturna Investment Trust, which provisions are set forth below. The provisions of Article IV, Section 1 and Article XI of Trust of the Registrant previously filed as Exhibit 1 to this Registration Statement are incorporated herein by reference.

In the performance of his duties as Trustee, each Trustee shall not be personally liable to the Trust or its shareowners for any monetary damages for any breach of duty as a Trustee, provided that this limitation shall not be construed as limiting the liability of the Trustee for (l) any breach of the Trustee's duty of loyalty to the Trust or its shareowners, (2) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (3) for the unlawful payment of dividends or redemption of shares, or (4) for any transaction from which the Trustee derives an improper personal benefit.

The Trustees, officers, employees and agents of the Trust are indemnified by the Trust for the fines, judgments and costs of suit, with respect to actions brought against them in their capacity as agents of the Trust or against them on behalf of the Trust. However, no Trustee or officer will be protected from liability for acts of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Trust may purchase and maintain insurance on behalf of any current or past Trustee, officer, agent or employee against any liability asserted against such person or incurred by him by reason of such capacity or status, provided, that no such insurance may be maintained if such would indemnify such person for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Trustees, officers and agents of the Trust have no power to bind any past or present shareowner to any Fund of the Trust solely by reason that the shareowner is an owner of the beneficial interest in any Fund. Each such shareowner shall be entitled to indemnification from the Trust for any recovery against him solely by reason of his capacity and status as a shareowner.

The Trustees may provide in agreements of the Trust provisions setting forth, to the extent considered necessary, the limitations of liabilities of the Trust to the assets of shareowners, officers, agents and employees of the Trust. The Invest ment Advisory Agreement, Distribution Agreement, Custodian Agreement and Transfer Agent agreement of the Trust contain such a provision.

Business and Other Connections of Investment Adviser

The answer to this item is fully disclosed in Part A and Part B of the Form N-1A.

Principal Underwriters

The broker-dealer subsidiary of the Adviser, Investors National Corporation, acts where efficient for the Trust as "distributor," without fee or compensation of any kind, under authority of a resolution by the Trustees. The Trust has no formal underwriters as the shares technically are sold directly by the Trust without a sales charge.

Officers and employees of Investors National Corporation receive no compensation (salary or commissions) from Investors National Corporation. The only compensation paid employees of Investors National Corporation or of Saturna Capital Corporation is salary, with an annual bonus primarily dependent upon the overall financial success of Saturna Capital Corporation.

Location of Accounts and Records

With the exception of those records maintained by the Custodian, National City Bank, Indiana, 101 W. Washington Street, Indianapolis, Indiana, 46255, all records of the Trust are physically in the possession of the Trust and maintained at the offices of Saturna Capital Corporation, 1300 N. State Street, Bellingham, Washington 98225.

Management Services

There are no management-related contracts in which service is provided to the Trust other than those discussed in Parts A and B of this Form N-1A.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust has duly caused this registration statement to be duly signed on its behalf by the undersigned, duly authorized, in the City of Bellingham, State of Washington, on the 27th day of March, 2002.

SATURNA INVESTMENT TRUST

By /s/ Nicholas F. Kaiser
Nicholas F. Kaiser,
President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this amendment has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Nicholas F. Kaiser Nicholas F. Kaiser	President;Trustee (Principal Executive Officer)	March 27, 2002
/s/ Christopher R. Fankhauser Christopher R. Fankhauser	Treasurer (Principal Financial Officer)	March 27, 2002
**A. Herbert Ershig ** Gary Goldfogel ** John E. Love ** John S. Moore	All other Trustees	March 27, 2002
By /s/ Nicholas F. Kaiser Nicholas F. Kaiser, Attorney-in-fact